MARKETOCRACY FUND


Semi-Annual Report

MEDICAL SPECIALISTS FUND
TECHNOLOGY PLUS FUND






December 31, 2002

                                                       LETTER FROM THE PRESIDENT


Dear Shareholders,

As with the rest of last year, the fourth quarter of 2002 proved no less challenging for equity investors. The stock market rally that emerged in October and November stalled and turned into a December sell-off, with few sectors able to escape the sharp downturn. It was the worst December performance for the Dow Jones Industrials since 1931, according to The New York Times. Despite the reversal, major market indices posted gains in Q4. Yet 2002 was at best a difficult year for most investors.

Geopolitical issues once again filled the news headlines during the fourth quarter, with worries about a possible war with Iraq, North Korea's nuclear capabilities and the oil strike in Venezuela all rattling investors' nerves. Also casting a shadow over the markets were disappointing holiday retail sales figures and generally weak economic data, which further contributed to the December downturn. In the end, the stock market finished its third consecutive year with losses.

Against this backdrop of market turbulence and uncertainty, we are especially pleased with the fourth quarter results of the Marketocracy Funds. Masters 100
Fund: A Promising First Year The Masters 100 Fund was one of the top performing growth funds during 2002, placing in the top two percent1 of this category for the year period ended December 31, 2002, according to Bloomberg (rankings and performance based on total return for the one-year period ending 12/31/02 for growth funds, a category comprised of 1721mutual funds). The Fund's performance is particularly notable given that the average return for U.S. Stock Funds for 2002 was -21.45%, according to Morningstar (performance based on total return for the one-year period ending 12/31/02 for the Morningstar U.S. Stock Fund category, a group comprised of 7,037 mutual funds).

As you may already know, the Masters 100 Fund is based on the stock selections of the 100 mostskilled investors, called the m100 team2, managing portfolios on the Web site Marketocracy.com. The team is chosen based on their skill in managing a model mutual fund portfolio on the Web site. The Masters 100 Fund mirrors the holdings and trading activities of the m100 team, which is evaluated and rebalanced every month to enable the Masters 100 Fund to adapt its portfolio investments in response to market movements.

The ability to shift the m100 team when their investing styles fall out of favor helped the Fund endure some of the market turbulence we saw during 2002. For the year ended December 31, 2002, this investment strategy helped the Fund deliver a higher return with less risk than the S&P 500 Index3, something we are very excited about!

TPFQX: Top Honors for 2002
We are also pleased to report that the Technology Plus Fund, managed by Dr. Paul McEntire, was the top-performing technology sector fund for the calendar year 2002, according to Bloomberg4 (rankings and performance based on total return for the one-year period ending 12/31/02 for the technology sector, a category comprised of 361 mutual funds). The Fund also took top honors in

1. The Fund achieved its ranking with a negative return.
2. The m100 team, upon which the Masters 100 Fund's portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com. Members of the m100 group are neither employees of the Fund or its adviser, Marketocracy Capital Management, LLC.
3. The Fund's beta compared to the S&P 500 Index for the 12 months ended 12/31/02 was 0.45. As a measure of risk, a beta of less than 1.00 indicates a lower level of volatility, and thus risk, when compared to an index, in this case the S&P 500 Index.
4. The Fund achieved its ranking with a negative return.

the Lipper Science & Technology category, placing #1 for year-to-date performance as of 12/31/ 025 (as reported by Lipper; Rankings and performance based on total return for the year period ending 12/31/02 for the Science & Technology sector, a category comprised of 339 funds). Given the challenging market environment we have experienced since we launched the Technology Plus Fund two years ago, the Fund's performance during Q4 and the calendar year 2002 is particularly encouraging.

The Technology Plus Fund is different from many other mutual funds in that it may engage in hedging and short selling6 (the "Plus" in the name of the Fund). As such, the Fund attempts to both reduce market risks and improve long-term returns. We believe the Fund's combination of promising stock selection and some hedging may potentially lead to an exceptional long-term rate-of-return and reduced downside risk.

MSFQX: Proposed Reorganization
While healthcare stocks generally fared better in the fourth quarter, it was difficult year for companies in this group. A short-lived rally in the sector early in Q4 failed to make up much of the ground lost in the three preceding quarters. While MSF posted positive results for the Q4, returning 9.54%, the Fund lost 42.65% for the year.

After careful consideration, the Marketocracy Funds Board of Trustees approved a resolution to reorganize the Medical Specialists Fund into the Masters 100 Fund, pending approval of the shareholders of the Fund at a Special Shareholder Meeting to be held on February 17, 2003. In making its decision, the Board considered a number of factors, including the challenging regulatory environment for medical and healthcare companies in recent years and the Fund's narrow market exposure.

If the Reorganization is approved, MSF shareholders will become shareholders of the Masters 100 Fund, holding shares of equal dollar value. The Reorganization is intended to be tax-free transaction under federal income tax law. While the investment objective and investment strategies of MSF differ from those of M100F (the differences are discussed in more detail in the Combined Proxy Statement/Prospectus, which has been mailed to shareholders), the investment professional responsible for securities selection would not change, as I serve as the portfolio manager for both funds. We will report to you next quarter on the results of the shareholder vote.

OUTLOOK STILL UNCERTAIN
Looking ahead, we see continued uncertainty in the financial markets. In our view, faced with vague corporate earnings guidance, an economy that hasn't yet convincingly swung into recovery mode and the growing possibility of a war with Iraq, the equities market will remain a turbulent ride for investors for the at least the first half of 2003.


Sincerely,



/s/ Ken Kam
-----------------------
Ken Kam
President
Marketocracy Funds



5. The Fund achieved its ranking with a negative return.

6. The Fund may engage in hedging and short selling and thus is subject to greater investment risks than mutual funds that do not engage in such strategies.

                                                        MEDICAL SPECIALISTS FUND

PERFORMANCE SUMMARY

                                 CUMMULATIVE RETURNS                       AVG ANNUAL RETURNS
                                 --------------------                     --------------------
AS OF DECEMBER 31, 2002    3 MOS           YTD        INCEPT(1)       1 YEAR     3 YEARS    INCEPT(1)
MSFQX                      9.54%           -42.65%    -21.58%        -42.65%     -18.90%     -4.69%

MARKET INDICES

DJIA(2)                   10.60%           -14.86%     14.18%        -14.86%      -8.45%      2.65%

S&P 500(3)                 8.44%           -21.97%     -2.68%        -21.97%     -14.46%     -0.53%

NASDAQ(4)                 14.07%           -31.22%    -15.07%        -31.22%     -30.76%     -3.17%

HEALTH CARE INDICES

RUSSELL 1000(5)            4.48%           -20.34%     22.13%        -20.34%      -2.09%      4.03%

RUSSELL 2000(6)            1.87%           -37.80%      4.09%        -37.80%      -7.07%      0.80%

RUSSELL 3000(7)            4.48%           -21.40%     18.39         -21.40%      -2.39%      3.39%

1.   The Medical Specialists Fund inception date is 12/10/97.
2. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3. Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4. NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.
5. The Russell 1000 Healthcare Index is comprised of 104 healthcare stocks in the Russell 1000 (large-cap) Index.
6. The Russell 2000 Healthcare Index is comprised of 273 healthcare stocks in the Russell 2000 (small-cap) Index.
7. The Russell 3000 Healthcare Index is comprised of 377 healthcare stocks in the Russell 3000 (large & small cap) Index.

The above indices are unmanaged and cannot be invested directly.

The performance of the Medical Specialists Fund is being compared to the healthcare components of the Russell 1000, Russell 2000 and Russell 3000 and not the indices themselves, which are unmanaged and cannot be invested in directly. Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns and principal value will fl uctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund concentrates its investments in the medical/healthcare industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of its assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fl uctuations than securities of larger companies. There are certain risks associated with investments in the medical/healthcare industry, such as the risk that the products and services of companies in those industries are subject to rapid obsolescence caused by scientifi c developments and technological advances. Please read the prospectus carefully before investing.


To obtain a prospectus, call us at (888) 884-8482

Ingenuity  Capital  Management,  LLC is the manager of the  Medical  Specialists
Fund.

Rafferty Capital Markets LLC, Garden City, New York, serves as the Fund's principal underwriter and distributor of shares.

--------------------------------------------------------------------------------
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o    Sector performance versus the S&P 500 Index

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--------------------------------------------------------------------------------



MARKETOCRACY FUNDS



Performance & Portfolio Discussion

Dear Shareholders,

In spite of an aggressive December sell-off, healthcare stocks rebounded during the fourth quarter of 2002. The group, as measured by the Russell 3000 Healthcare Index1, the broadest measure for healthcare stocks, gained 4.48% for the quarter ended December 31, 2002. The Medical Specialists Fund (MSF) posted a gain of 9.54% for the period, beating the Russell 3000 Healthcare Index by just over 5%. For the year ended December 31, 2002, MSF posted a loss of 42.65%, compared to loss of 21.4% for the Russell 3000 Healthcare Index.

As you probably know, at a meeting held October 7, 2002, the Marketocracy Funds Board of Trustees approved a resolution to merge the Medical Specialists Fund into the Masters 100SM Fund, pending approval of the shareholders of the Medical Specialists Fund at a Special Shareholder Meeting to be held on February 17, 2003.

The Board's decision to ask for your approval to merge the Fund was based on several important factors. First, the challenging regulatory environment for medical and healthcare companies in recent years has resulted in fewer and delayed new drug approvals. This has made it difficult for MSF, which focuses on some of the more aggressive segments of the medical and healthcare fields, to find and invest in companies unaffected by the recent regulatory difficulties. By contrast, the Masters 100 Fund (M100F) is not similarly limited.

Second, by reorganizing MSF into the Masters 10 Fund, shareholders of MSF would gain broader market exposure, as M100F at September 30, 2002, held approximately 1,000 equity positionsacross all 10 Standard & Poor's sectors, in contrast to MSF, which held only 55 equity positionswithin only one of Standard & Poor's sectors at the end of Q3.

If the Reorganization is approved at the February 17, 2003 shareholders' meeting, you will becomea shareholder of M100F instead of MSF, holding shares of equal dollar value. The Reorganization is intended to be tax-free transaction under federal income tax law.

While the  investment  objective  and  investment  strategies of MSF differ from those of M100F (the differences are discussed in more detail in the Combined Proxy Statement/Prospectus, which has been mailed to shareholders), the investment professional responsible for securities selection would not change, because I also serve as the portfolio manager for the Masters 100 Fund.

Additionally, in managing M100F's portfolio, I use a proprietary research tool currently not used for MSF: Information regarding the hypothetical investments and performances of certain "model" portfolios maintained on the Internet website Marketocracy.com(R), the so-called "m100," which is made up of the 100 (out of over 63,000) model portfolios having the best qualifying performances over specified time periods.

Shareholder fees and expenses, and ancillary features and shareholder services, are identical for both Funds and would not change because of the Reorganization. If MSF shareholder approval is obtained and the conditions to the Reorganization are satisfied, the Reorganization will occur on or about March 3, 2003.

Thank you for making the Marketocracy Funds part of your investment portfolio. We look forward to seeing you as shareholders of the Masters 100 Fund once the reorganization is completed.

Sincerely,
Ken Kam

1. The performance of the Medical Specialists Fund is being compared to the healthcare components of the Russell 3000 and not the index itself.

[GRAPH]
                                                        MEDICAL SPECIALISTS FUND

Fund Holdings by Sector*

Cardiac Medical Devices         18.1%
Biotechnology                   22.6%
Technology and Software          5.9%
Genomics                        17.0%
Pharmaceuticals                  0.7%
Cash                            11.9%
Drugs & Medical Health Care     19.5%

* Percent of Net Assets (cash number net of payables less receivables)

Portfolio holdings subject to change


                                                              MARKETOCRACY FUNDS

PERFORMANCE SUMMARY


                                     CUMMULATIVE RETURNS                   AVG ANNUAL RETURNS
                                     --------------------                 --------------------
AS OF DECEMBER 31, 2002        3 MOS           YTD        INCEPT(1)        1 YEAR        INCEPT(1)
TPFQX                         16.92%           -10.15%    -13.78%         -10.15%         -7.12%

MARKET INDICES

DJIA(2)                       10.60%           -14.86%    -19.61%         -14.86%        -10.30%

S&P 500(3)                     8.44%           -21.97%    -31.31%         -21.97%        -17.06%

NASDAQ(4)                     14.07%           -31.22%    -45.54%         -31.22%        -26.11%


1.   The inception date for the Technology Plus Fund is December 29, 2000.
2. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3. Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4. NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.

The above indices are unmanaged and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns and principal value will fl uctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund seeks out technology companies having superior growth potential, as well as signifi cantly over-valued technology stocks that the Fund can sell short. The Fund is subject to greater than average risks because of its concentration in technology-related companies generally and with respect to certain types of technology. Some of the special risks include substantial investments in technological research and development that may or may not be successful or potentially rapid obsolescence of products or technology. The Fund can also invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund's portfolio. The Fund may also engage in short-selling and invest in futures and options, and is thus subject to greater investment risks than mutual funds that do not engage in such strategies. Please read the prospectus carefully before investing.

To obtain a prospectus, call us at (888) 884-8482

Rafferty Capital Markets LLC, Garden City, New York, serves as the Fund's principal underwriter and distributor of shares.

--------------------------------------------------------------------------------
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o    Movements between sectors
o    Sector weightings versus the S&P 500 Index
o    Sector performance versus the S&P 500 Index

             Visit http://funds.marketocracy.com and sign up today!
--------------------------------------------------------------------------------

                                                            TECHNOLOGY PLUS FUND


PERFORMANCE & Portfolio Discussion



Dear Shareholders,

The Technology Plus Fund finished the year with a very strong fourth quarter, advancing 16.92%. For the same period, the S&P 500 Index was up 8.44% and the NASDAQ Composite was up 14.07%. For the calendar year 2002, the Fund lost 10.15%, versus a loss of 21.97% for the S&P 500 Index, and a loss of 31.22% for NASDAQ.

The Fund's ability to preserve assets during this very tough year for technology stocks was the result of 1) strong performance by many of the stocks we purchased, and 2) the Fund's use of some hedging1 with cash and short positions (the "Plus" in the name of the Fund). Another benefit of the hedging was reduced volatility -- the Fund's volatility for the year was 27.0%, versus 34.4% for the Nasdaq.

At year-end, the Fund was diversified over ten sectors2. The largest allocations were 14.9% to Electronics, 14.3% to Semiconductors, 12.8% to Drugs, and 11.0% to Biotechnology. The five largest long stock positions were Vital Images (6.2% of net assets), Cepheid (6.6% of net assets), Mylan Laboratories (4.1% of net assets), Multimedia Games (4.0% of net assets), and International Game Technology (4.0% of net assets).

Looking ahead:
Looking ahead, we expect to see improving returns for most technology companies. For some, the recovery may take a few more quarters. However, in our view the stock market anticipates such improvements. So we believe that the market may continue its advances during the first half of the year. There are still many significant sources of uncertainty - problems in the Middle East, the struggle with North Korea, and possible fuel price increases. Our hedge positions may serve us well by helping to preserve the Fund's assets if the market weakens further.

Focus Stock: Vital Images (Symbol: VTAL)
At year-end, Vital Images, Inc. was one of the Fund's largest holdings. The company develops three-dimensional (3-D) medical imaging software for use primarily in disease screening and clinical diagnosis. VTAL is profitable, continues to build revenues, and has no long-term debt. Their imaging products are feeding an industry that should experience excellent long-term growth. In addition, we believe the company is still relatively unknown and is likely to see increased institutional coverage. Overall, we think VTAL has good chances to be a strong performer over the next few years.


Sincerely,
Paul McEntire


1 The Fund may engage in hedging and short selling and thus is subject to greater investment risks than mutual funds that do not engage in such strategies.
2 Portfolio holdings subject to change.


MARKETOCRACY FUND

FUND HOLDINGS BY SECTOR* (LONG POSITIONS)

Biotechnology                   17.2%
Infotech Consulting              3.8%
Internet Retail                 11.1%
Industrial Conglomerates         4.0%
Cash                             3.6%
Application S/W                 18.2%
Semiconductors                   7.1%
Pharmaceuticals                 11.9%
Health Care                      3.6%
Casinos & Gaming                 8.1%
Semiconductor Equip              3.9%
Electronic Equip                 3.8%
Telecom Equip                    3.7%

* Percent of Net Assets (cash number net of receivables less payables)

Portfolio holdings subject to change


                                                            FINANCIAL STATEMENTS

                                                        MEDICAL SPECIALISTS FUND
                                                            TECHNOLOGY PLUS FUND

--------------------------------------------------------------------------------
                           Financial Statements as of
                         December 31, 2002 (unaudited)

                    o    Portfolios of Investments
                    o    Statements of Assets & Liabilities
                    o    Statements of Operations
                    o    Statements of Change in Net Assets
                    o    Financial Highlights
                    o    Financial Notes
--------------------------------------------------------------------------------

                                                        MEDICAL SPECIALISTS FUND

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 2002 (Unaudited)
                                                 Shares          Value
------------------------------------------------------------------------------
COMMON STOCKS - 88.1%                                             $ 8,270,874
------------------------------------------------------------------------------
   (Cost $16,226,662)

BIOTECHNOLOGY - 22.6%                                               2,121,736
                                                           -------------------
     Albany Molecular Research*                        350              5,177
     Amgen, Inc.*                                   17,339            838,167
     Biogen, Inc.*                                  14,550            582,873
     Connetics Corp.*                                  800              9,616
     Elan Corporation, plc*                          1,200              2,952
     Genetech, Inc.*                                   600             19,896
     IDEC Pharmaceuticals Corp.*                       200              6,634
     Immunogen Inc.*                                   600              1,860
     MedImmune, Inc.*                                4,200            114,114
     Neose Technologies, Inc.*                      27,790            246,497
     Protein Design Labs, Inc.*                     12,000            102,000
     Sepracor, Inc.*                                19,850            191,950

CARDIAC MEDICAL DEVICES - 18.1%                                     1,700,836
                                                           -------------------
     Guidant Corp.*                                 22,466            693,076
     Medtronic, Inc.                                12,600            574,560
     Novoste Corp.*                                 60,000            433,200

DRUGS/MEDICAL SUPPLIES - 4.3%                                         402,438
                                                           -------------------
     Bradley Pharmaceuticals, Inc.*                  1,100             14,333
     CV Therapeutics, Inc.*                         15,000            273,300
     D & K Healthcare Resources, Inc.                  600              6,145
     Forest Laboratories, Cl A*                        500             49,110
     Inhale Therapeutic Systems*                       600              4,848
     Johnson & Johnson                                 300             16,113
     Ligand Pharmacueticals*                           800              4,296
     Merck & Comapany                                  200             11,322
     Mylan Labrotories                                 300             10,470
     Pfizer, Inc.                                      300              9,171
     Schering Plough Corp.                             150              3,330

GENOMICS - 17.0%                                                    1,595,617
                                                           -------------------
     Affymetrix, Inc.*                              39,600            906,444
     Applera Corp. - Celera Genomics Group*         19,000            181,450
     Human Genome Science, Inc.*                       700              6,167
     Incyte Genomics, Inc.*                         35,640            162,518
     Millennium Pharmaceuticals, Inc.*              42,700            339,038

HEALTHCARE EQUIPMENT AND SERVICES - 19.5%                           1,831,940
                                                           -------------------
     AmerisourceBergen                                 150              8,147
     Boston Scientific Corp.*                        8,000            340,160
     Cardinal Health                                 7,400            438,006
     Caremark Rx, Inc.*                                800             13,000
     Curative Health Services*                       6,300            108,675
     CYTYC Corp.*                                   15,000            153,000
     Express Scripts, Inc.*                            700             33,628
     Henry Schein, Inc.*                               350             15,750
     ICON, plc*                                      9,000            242,190
     ICOS Corp.*                                       700             16,387
     Matria Healthcare, Inc.*                          600              5,214
     Polymedica Corp.*                              10,700            329,988
     St. Jude Medical, Inc.*                         3,000            119,160
     U.S. Physical Therapy, Inc.                       400              4,460
     UnitedHealth Group, Inc.                           50              4,175

PHARMACEUTICALS - 0.7%                                                 65,539
                                                           -------------------
     Eli Lilly & Co.                                   200             12,700
     ISIS Pharmacueticals Corp.*                     3,800             25,042
     Shire Pharmaceuticals*                            500              9,445
     Sonus Pharmaceuticals, Inc.*                    1,600              3,392
     Wyeth                                             400             14,960

TECHNOLOGY AND SOFTWARE - 5.9%                                        552,768
                                                           -------------------
     IGEN International, Inc.*                       5,000            214,250
     QuadraMed Corp.*                               58,900            154,318
     Trizetto Group, Inc.*                          30,000            184,200

------------------------------------------------------------------------------
CASH EQUIVALENTS - 12.1%                       Par Value            1,137,514
------------------------------------------------------------------------------
     U.S. Bancorp Demand Note                   $1,137,514          1,137,514
                                                           -------------------
     (Cost $1,137,514)

TOTAL INVESTMENT SECURITIES - 100.2%                                9,408,388
     (Cost $17,364,176)

Liabilities in excess of other assets - (0.2%)                       (22,890)
                                                           -------------------
NET ASSETS - 100.0%                                               $ 9,385,498
                                                           ===================

* Non-income producing

               See accompanying notes to the financial statements.


                                                            TECHNOLOGY PLUS FUND

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 2002 (Unaudited)

           PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (Unaudited)

                                                       Shares         Value
-------------------------------------------------------------------------------
COMMON STOCKS - 96.4%                                               $1,639,158
-------------------------------------------------------------------------------
   (Cost $1,619,607)

APPLICATION SOFTWARE - 18.2%                                           310,180
                                                                   ------------
           Kronos, Inc. *                           1,650               61,034
           Magma Design Automation, Inc.*           7,000               67,060
           Verisity, Ltd.*                          4,000               76,240
           Vital Images, Inc.*                     11,800              105,846

BIOTECHNOLOGY - 17.2%                                                  292,265
                                                                   ------------
           Affymetrix, Inc. *                       2,300               52,647
           Amylin Pharmaceuticals, Inc. *           3,800               61,332
           Bio-Technology General Corp. *          20,500               65,620
           Cepheid*                                22,100              112,666

CASINOS AND GAMING - 8.1%                                              136,978
                                                                   ------------
           International Game Technology *            900               68,328
           Multimedia Games, Inc.*                  2,500               68,650

ELECTRONIC EQUIPMENT AND INSTRUMENTS - 3.8%                             64,090
                                                                   ------------
           ScanSource, Inc.*                        1,300               64,090

HEALTH CARE SUPPLIES -  3.6%                                            61,680
                                                                   ------------
           PolyMedica Corp. *                       2,000               61,680

INDUSTRIAL CONGLOMERATES - 4.0%                                         68,320
                                                                   ------------
           Tyco International, Ltd.                 4,000               68,320

INFORMATION TECHNOLOGY CONSULTING - 3.8%                                65,007
                                                                   ------------
           Cognizant Tech Solutions Corp.*            900               65,007

INTERNET RETAIL - 11.1%                                                189,139
                                                                   ------------
           eBay, Inc.*                              1,000               67,820
           Pixar*                                   1,100               58,289
           Zebra Technologies Corp.*                1,100               63,030

PHARMACEUTICALS -  11.9%                                               201,892
                                                                   ------------
           Bone Care International, Inc. *          6,500               63,245
           Mylan Laboratories, Inc.                 2,000               69,800
           SICOR, Inc.*                             4,100               64,985
           VaxGen, Inc.*                              200                3,862

SEMICONDUCTORS - 7.1%                                                  119,932
                                                                   ------------
           Linear Technology Corp. *                2,100               54,012
           Xilinx, Inc.*                            3,200               65,920

SEMICONDUCTOR EQUIPMENT - 3.9%                                          66,453
                                                                   ------------
           Applied Materials, Inc. *                5,100               66,453

TELECOMMUNICATIONS EQUIPMENT - 3.7%                                     63,222
                                                                   ------------
           Ciena Corp.*                            12,300               63,222


TOTAL INVESTMENT SECURITIES - 96.4%                                 $1,639,158
     (Cost $1,619,607)

Other assets and liabilities - 3.6%                                     61,084
                                                                   ------------

NET ASSETS - 100.0%                                                 $1,700,242
                                                                   ============

* Non-income producing

              See accompanying notes to the financial statements.



SCHEDULE OF SECURITIES SOLD SHORT
DECEMBER 31, 2002 (Unaudited)


--------------------------------------------------------------------------------
          Security Description                       Shares             Value
--------------------------------------------------------------------------------

     Amazon.com, Inc.                                 1,600          $ 30,224
     Cablevision Systems - Class A                    2,700            45,198
     Computer Associates International, Inc.          1,700            22,950
     Falconstor Software, Inc.                        5,200            20,176
     JNI Corp.                                        8,000            22,160
     Plantronics, Inc.                                1,400            21,182
     Priceline.com, Inc.                              8,000            12,800
     Research Frontiers, Inc.                           400             3,336
     Research In Motion                               1,900            24,928
     Yahoo!                                           1,800            29,430
                                                                       -------
             Total Securities Sold Short (Proceeds $299,740)         $ 232,384
                                                                       =======

              See accompanying notes to the financial statements.



                                                        MEDICAL SPECIALISTS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)


                                                                         Medical
                                                                     Specialists
                                                                            Fund
                                                                ----------------
ASSETS
Investment securities:
     At acquisition cost                                           $ 17,364,176
                                                                ================
     At market value (Note 2)                                       $ 9,408,388
Interest and dividends receivable                                         2,469
Receivable for capital shares sold                                        3,009
                                                                ----------------
       TOTAL ASSETS                                                   9,413,866
                                                                ----------------

LIABILITIES
Accrued expenses and other liabilities                                   28,368
                                                                ----------------
       TOTAL LIABILITIES                                                 28,368
                                                                ----------------

NET ASSETS                                                          $ 9,385,498
                                                                ================

Net assets consist of:
Paid in capital                                                    $ 24,833,440
Accumulated net investment loss                                      (1,332,511)
Accumulated net realized loss from security transactions             (6,159,643)
Net unrealized depreciation of investments                           (7,955,788)
                                                                ----------------
Net assets                                                          $ 9,385,498
                                                                ================

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         1,257,444
                                                                ================

Net asset value, offering price and redemption
   price per share (Note 2)                                              $ 7.46
                                                                ================

              See accompanying notes to the financial statements.



                                                            TECHNOLOGY PLUS FUND


STATEMENT OF ASSESTS AND LIABILITIES
December 31, 2002 (Unaudited)


                                                                      Technology
                                                                            Plus
                                                                            Fund
                                                                ----------------

ASSETS
Investment securities:
     At acquisition cost                                            $ 1,619,607
                                                                ================
     At market value (Note 2)                                       $ 1,639,158
Deposit with brokers for securities sold short                          277,801
Receivable for capital shares sold                                       25,500
Interest and dividends receivable                                           183
                                                                ----------------
       TOTAL ASSETS                                                   1,942,642
                                                                ----------------

LIABILITIES
Securities sold short:
     Proceeds                                                           299,740
                                                                ================
     At market value                                                    232,384
Cash Overdraft                                                            7,336
Accrued expenses and other liabilities                                    2,680
                                                                ----------------
       TOTAL LIABILITIES                                                242,400
                                                                ----------------

NET ASSETS                                                          $ 1,700,242
                                                                ================

Net assets consist of:
Paid in capital                                                     $ 2,029,414
Accumulated net investment loss                                         (23,193)
Accumulated net realized loss from security transactions               (392,886)
Net unrealized apppreciation of investments                              86,907
                                                                ----------------
Net assets                                                          $ 1,700,242
                                                                ================

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           200,091
                                                                ================

Net asset value, offering price and redemption
   price per share (Note 2)                                              $ 8.50
                                                                ================



              See accompanying notes to the financial statements.

                                                        MEDICAL SPECIALISTS FUND


STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2002 (Unaudited)


                                                                     Medical
                                                                  Specialists
                                                                        Fund
                                                                ----------------

INVESTMENT INCOME
     Interest                                                          $ 14,422
     Dividends                                                            3,489
                                                                ----------------
         TOTAL INVESTMENT INCOME                                         17,911
                                                                ----------------

EXPENSES
     Investment advisory fees (Note 4)                                   76,260
     Administrative fees (Note 4)                                        22,878
                                                                ----------------
         TOTAL EXPENSES                                                  99,138
                                                                ----------------

NET INVESTMENT LOSS                                                     (81,227)
                                                                ----------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized loss from transactions:                            (4,906,810)

     Net change in unrealized appreciation of
            Investments:                                              4,265,210
                                                                ----------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                      (641,600)
                                                                ----------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (722,827)
                                                                ================

              See accompanying notes to the financial statements.



                                                            TECHNOLOGY PLUS FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2002 (Unaudited)


                                                                 Technology Plus
                                                                       Fund
                                                                ----------------

INVESTMENT INCOME
     Interest                                                             $ 473
     Dividends                                                            1,042
                                                                ----------------
         TOTAL INVESTMENT INCOME                                          1,515
                                                                ----------------

EXPENSES
     Investment advisory fees (Note 4)                                    8,234
     Administrative fees (Note 4)                                         2,470
                                                                ----------------
         TOTAL EXPENSES                                                  10,704
                                                                ----------------

NET INVESTMENT LOSS                                                      (9,189)
                                                                ----------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS Net realized gain (loss)
     from:
            Long transactions                                          (287,521)
            Short transactions                                           37,599
     Net change in unrealized appreciation (depreciation) of:
            Investments                                                 217,267
            Short positions                                             (50,769)
                                                                ----------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (83,424)
                                                                ----------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                            $ (92,613)
                                                                ================

              See accompanying notes to the financial statements.



MEDICAL OF CHANGES IN NET ASSETS
For Periods Ended December 31, 2002 and June 30, 2002

                                                 Medical Specialists Fund
                                                 --------------------------

                                                 Six Months     Year
                                                   Ended       Ended
                                                  12/31/02    6/30/02
                                                 (Unaudited)
                                                 --------------------------
FROM OPERATIONS:
     Net investment loss                          $ (81,227)$ (376,486)
     Net realized loss from investments sold     (4,906,810)(1,911,810)
     Net change in unrealized appreciation
          (depreciation) on investments           4,265,210 (6,534,251)
                                                 ----------------------
Net decrease in net assets resulting from
     operation                                     (722,827)(8,822,547)
                                                 ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                           -          -
     From realized gains                                  -          -
                                                 ----------------------
Decrease in net assets from distributions
     to shareholders                                      -          -
                                                 ----------------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                      780,079  7,541,639
     Net asset value of shares issued to
           shareholders in reinvestment
           of distributions                           -          -
     Payments of shares redeemed                 (2,836,758)(11,559,035)
                                                 ----------------------
Net decrease in net assets from capital share tra(2,056,679)(4,017,396)
                                                 ----------------------

TOTAL DECREASE IN NET ASSETS                     (2,779,506)(12,839,943)

NET ASSETS:
     Beginning of period                         12,165,004 25,004,947
                                                 ----------------------
     End of period                               $ 9,385,498$ 12,165,004
                                                 ======================


Capital Share Activity
Shares sold                                         105,304    663,483
Shares issued in reinvestment of
          distributions to shareholders                 -           -
Shares redeemed                                    (406,935)(1,069,163)
                                                 ----------------------
Net decrease in shares outstanding                 (301,631)  (405,680)
Shares outstanding, beginning of period           1,559,075  1,964,755
                                                 ----------------------
Shares outstanding, end of period                 1,257,444  1,559,075
                                                 ======================



              See accompanying notes to the financial statements.


Statements of Changes in Net Assets


                                                 Technology Plus Fund
                                                 ----------------------
                                                 Six Months    Year
                                                   Ended      Ended
                                                  12/31/02    6/30/02
                                                (Unaudited)

FROM OPERATIONS:
     Net investment loss $                           (9,189) $ (12,648)
     Net realized loss from investments
      sold and securities sold short               (249,922)  (144,341)
     Net change in unrealized appreciation
     (depreciation) on investments
         and short positions                        166,498    (42,087)
                                                 ----------------------
Net decrease in net assets resulting from
          operations                                (92,613)  (199,076)
                                                 ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                           -          -
     From realized gains                                  -     (7,123)
                                                 ----------------------
Decrease in net assets from distributions
     to shareholders                                      -     (7,123)
                                                 ----------------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                    1,162,989  1,779,562
     Net asset value of shares issued to
       shareholders in reinvestment of
       distributions                                      -      6,928
     Payments of shares redeemed                   (578,133)  (754,790)
                                                 ----------------------
Net increase in net assets from capital
     share transansaction                           584,856  1,031,700
                                                 ----------------------

TOTAL INCREASE IN NET ASSETS                        492,243    825,501

NET ASSETS:
     Beginning of period                          1,207,999    382,498
                                                 ----------------------
     End of period                               $1,700,242 $1,207,999
                                                 ======================


Capital Share Activity
Shares sold                                         134,697    184,317
Shares issued in reinvestment of
     distributions to shareholders                        -        729
Shares redeemed                                     (71,999)   (83,992)
                                                 ----------------------
Net increase in shares outstanding                   62,698    101,054
Shares outstanding, beginning of period             137,393     36,339
                                                 ----------------------
Shares outstanding, end of period                   200,091    137,393
                                                 ======================

              See accompanying notes to the financial statements.


                                                    THE MEDICAL SPECIALISTS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             Six Months     Year       Year    Six Months   Year      Year
                                               Ended      Ended      Ended      Ended      Ended     Ended
                                             12/31/02    6/30/02    6/30/01   6/30/00 (a)12/31/99  12/31/98
                                                       (Unaudited)

Net asset value at beginning of period           $7.80     $12.73     $16.82     $14.17     $9.66    $10.12
                                             -------------------------------------------------------------

Income from Investment Operations:
     Net investment loss                       (0.26)     (0.24)     (0.30)     (0.10)    (0.06)    (0.10)
     Net realized and unrealized gain (loss)
     on investments                            (0.08)     (4.69)     (3.60)      2.75      5.05     (0.36)
                                             -------------------------------------------------------------
Total from investment operations               (0.34)     (4.93)     (3.90)      2.65      4.99     (0.46)
                                             -------------------------------------------------------------

Less distributions from:
     Realized gains                           -          -           (0.19)    -          (0.48)    -
                                             -------------------------------------------------------------
Total distributions                           -          -           (0.19)    -          (0.48)    -
                                             -------------------------------------------------------------


Net asset value at end of period               $7.46      $7.80     $12.73     $16.82    $14.17     $9.66
                                             =============================================================

Total Return                                   (4.36)%(b(38.73%)   (23.31%)  18.70%(b)   52.13%    (4.55%)
                                             =============================================================

Net assets at end of period (millions)          $9.4      $12.2      $25.0      $46.9     $16.6      $4.5

Ratio of expenses to average net assets:     1.95%(c)     1.95%      1.95%    1.95%(c)    1.77%     1.95%
Ratio of net investment loss to
   average net assets:                         (1.60)%(c) (1.88)%    (1.78)%    (1.32)%(c)(0.91)%   (1.33)%
Portfolio turnover rate                        16%(b)       17%        27%      19%(b)      71%      160%


(a) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

(b) Not annualized

(c)  Annualized

See accompanying notes to the financial statements.


                                                        THE TECHNOLOGY PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period


                                                               Six Months        Year          Period
                                                                  Ended         Ended           Ended
                                                                12/31/02       6/30/02      6/30/2001 (a)
                                                               (Unaudited)
Net asset value at beginning of period                           $8.79         $10.53          $10.00
                                                             -----------------------------------------

Income from Investment Operations:
     Net investment loss                                         (0.02)         (0.09)          (0.04)
     Net realized and unrealized gain (loss) on investments      (0.27)         (1.51)           0.57
                                                             -----------------------------------------
Total from investment operations                                 (0.29)         (1.60)           0.53
                                                             -----------------------------------------

Less distributions from:
     Realized gains                                            -                (0.14)       -
                                                             -----------------------------------------
Total distributions                                            -                (0.14)       -
                                                             -----------------------------------------


Net asset value at end of period                                 $8.50          $8.79          $10.53
                                                             =========================================

Total Return                                                     (3.19)%(b)    (15.32)%       5.30%(b)
                                                             =========================================

Net assets at end of period (millions)                            $1.7           $1.2            $0.4

Ratio of expenses to average net assets:                      1.95% (c)         1.95%        1.95% (c)
Ratio of net investment loss to
   average net assets:                                           (1.67)% (c)    (1.77)%         (0.77)% (c)
Portfolio turnover rate                                         171%(b)           77%           25%(b)


(a) Represents the period from the commencement of operations (December 29, 2000) through June 30, 2001
(b)  Not annualized
(c)  Annualized

See accompanying notes to the financial statements.




                                                                 FINANCIAL NOTES

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)


1.   Organization

The Medical Specialists Fund and The Technology Plus Fund (the "Funds") are each a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999. The Medical Specialists Fund, formerly a series of the Firsthand Funds, commenced operations on December 10, 1997. The Technology Plus Fund commenced operations on December 29, 2000. The objective of each fund is as follows:

The Medical Specialists Fund seeks long-term growth of capital by investing primarily in securities of companies in the medical/healthcare industry.

The Technology Plus Fund seeks capital appreciation by investing in common stocks of technology-related companies of any size, primarily in the U.S. As an added "plus", the Fund may sell securities short to reduce market risks and improve long term returns.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Use of Estimat
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

Share Valuation
The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Federal Income Taxes
The Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of June 30, 2002, the Medical Specialists Fund and Technology Plus Fund realized capital losses of $956,741 and $73,373, respectively, during the period from November 1, 2001 through June 30, 2002, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2003. At June 30, 2002, the Medical Specialists Fund and Technology Plus Fund have capital loss carryovers of $980,820 and $40,131, respectively, expiring in 2010, which may be used to offset future capital gains.

Short Sales
The Technology Plus Fund may sell a security it does not own in anticipation of a decline in the value of that security. When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain limited to the difference between the price at which the Fund sold the security short and the price the Fund pays to purchase the security to terminate the short sale, or a loss, potentially unlimited in size, will be recognized upon the termination of a short sale. The Technology Plus Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Technology Plus Fund is required by the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. For the six months ended December 31, 2002, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $97,763 and $135,363, respectively.

Other
Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.   Investment Transactions

The  aggregate   purchases  and  sales  of  securities   (excluding   short-term
investments and short positions) for the six months ended December 31, 2002 are summarized below:

                              Medical Specialists Fund      Technology Plus Fund
                              ------------------------      --------------------
Purchases...............          $1,432,884                        $2,042,801
Sales......................       $4,342,147                        $1,453,566

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                              Medical Specialists Fund      Technology Plus Fund
                              ------------------------      --------------------
Unrealized appreciation...         $1,126,905                  $210,022
Unrealized depreciation...        ($9,082,700)                ($123,111)
                                   -----------                 ---------
Net unrealized appreciation
     (depreciation)on
      investments.........        ($7,955,795)                  $86,911
                                   ===========                  =========


At December 31, 2002, the cost of investments for federal income tax purposes, excluding short positions, was $17,389,633 and $1,650,444, respectively, for the Medical Specialists Fund and Technolgy Plus Fund. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4.   Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for The Medical Specialists Fund is Ingenuity Capital Management LLC ("ICM"). The investment adviser for The Technology Plus Fund is Marketocracy Capital Management LLC ("MCM)". For ease, each adviser is referred to as the "Adviser". Each Fund's investments are managed by the Adviser pursuant to the terms of the respective Investment Advisory Agreement (the "Advisory Agreements"). Under each Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Fund, subject to the supervision of the Trust's Board of Trustees. Each Adviser is responsible for (1) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under each Fund's Advisory Agreement, and (3) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser received from the respective Funds' management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreements require the Advisers to waive their management fees and, if necessary, reimburse expenses of a Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. From the management fees received, MCM pays the subadviser to the Technology Plus Fund, Skye Investment Advisors LLC.

Administration Fees - The Trust has entered into a separate contract with ICM and MCM (the "Administrators") wherein each is responsible for providing administrative and supervisory services to the Funds (each an "Administration Agreement"). Under each Administration Agreement, each Adminstrator oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Administrators also arrange for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreements, each Administrator is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrators have also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and nonrecurring expenses.

For the services rendered by each Administrator under the respective Administration Agreement, the Administrators receive a fee at the annual rate of 0.45% of the respective Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

Each Administrator has retained U.S. Bancorp Fund Services, LLC (the "Transfer Agent") to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist each Administrator in providing executive, administrative and regulatory services to the Funds. The Administrators, (not the Funds) pay the Transfer Agent's fees for these services.

5.   Distributions to Shareholders

On December 14, 2001, a capital gain distribution of $0.14 per share was declared for the Technology Plus Fund. The distribution was paid to shareholders of record on December 13, 2001.

The tax character of the distributions paid for the fiscal years ended 2002 and 2001 were as follows:

         Medical Specialists Fund              2002              2001
         Distributions paid from:
         Ordinary income                               -       $100,132
         Long-term capital gain                        -        333,853
                                            ------------       ----------
                                                       -       $433,985
                                            ------------       ----------

         Technology Plus Fund                  2002              2001
         Distributions paid from:
         Ordinary income                     $7,123                 -
         Long-term capital gain                   -                 -
                                            ------------        ----------
                                             $7,123                 -
                                            ------------        ----------



As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

         Medical Specialists Fund
         Capital loss carry forward            $(980,820)
         Unrealized depreciation             (13,203,196)
                                            $(14,184,016)

         Technology Plus Fund
         Capital loss carry forward               $(40,131)
         Unrealized depreciation                  (183,800)
                                                  ---------
                                                 $(223,931)

                                                              MARKETOCRACY FUNDS

--------------------------------------------------------------------------------
                                   FAST FACTS

                            MEDICAL SPECIALISTS FUND
                             Ticker Symbol = MSFQX

                              TECHNOLOGY PLUS FUND
                             Ticker Symbol = TPFQX

                                MASTER 100 FUND
                             Ticker Symbol = MOFQX
--------------------------------------------------------------------------------

This report and the financial statements contained in it are provided for the general information ofthe shareholders of the Marketocracy Funds. This report is not intended for distribution to prospective investors in the Funds. To obtain a prospectus containing more complete information about the Funds, including fees and expenses, please call us at 888-884-8482, or visit funds.marketrocracy.com

Please read it carefully before you invest or send money.

                                                    Date of first use: 2/21/2003



                               MARKETOCRACY FUNDS

                                                             INVESTMENT ADVISERS
                                               Ingenuity Capital Management, LLC
                                                             26888 Almaden Court
                                                             Los Altos, CA 94022

                                            Marketocracy Capital Management, LLC
                                                             26888 Almaden Court
                                                             Los Altos, CA 94022

                                                    TRANSFER AGENT/ADMINISTRATOR
                                                 U.S. Bancorp Fund Services, LLC
                                                                    P.O. Box 701
                                                        Milwaukee, WI 53201-0701
                                                      (Toll-Free) 1-888-884-8482

                                                                     DISTRIBUTOR

                                                   Rafferty Capital Markets, LLC
                                                     59 Hilton Avenue, Suite 101
                                                           Garden City, NY 11530





MARKETOCRACY FUND


Semi-Annual Report

MASTERS 100 FUND



DECEMBER 31, 2002

                                                       LETTER FROM THE PRESIDENT


Dear Shareholders,

As with the rest of last year, the fourth quarter of 2002 proved no less challenging for equity investors. The stock market rally that emerged in October and November stalled and turned into a December sell-off, with few sectors able to escape the sharp downturn. It was the worst December performance for the Dow Jones Industrials since 1931, according to The New York Times. Despite the reversal, major market indices posted gains in Q4. Yet 2002 was at best a difficult year for most investors.

Geopolitical issues once again filled the news headlines during the fourth quarter, with worries about a possible war with Iraq, North Korea's nuclear capabilities and the oil strike in Venezuela all rattling investors' nerves. Also casting a shadow over the markets were disappointing holiday retail sales figures and generally weak economic data, which further contributed to the December downturn. In the end, the stock market finished its third consecutive year with losses.

Against this backdrop of market turbulence and uncertainty, we are especially pleased with the fourth quarter results of the Marketocracy Funds. Masters 100
Fund: A Promising First Year The Masters 100 Fund was one of the top performing growth funds during 2002, placing in the top two percent1 of this category for the year period ended December 31, 2002, according to Bloomberg (rankings and performance based on total return for the one-year period ending 12/31/02 for growth funds, a category comprised of 1721 mutual funds). The Fund's performance is particularly notable given that the average return for U.S. Stock Funds for 2002 was -21.45%, according to Morningstar (performance based on total return for the one-year period ending 12/31/02 for the Morningstar U.S. Stock Fund category, a group comprised of 7,037 mutual funds).

As you may already know, the Masters 100 Fund is based on the stock selections of the 100 mostskilled investors, called the m100 team2, managing portfolios on the Web site Marketocracy.com. The team is chosen based on their skill in managing a model mutual fund portfolio on the Web site. The Masters 100 Fund mirrors the holdings and trading activities of the m100 team, which is evaluated and rebalanced every month to enable the Masters 100 Fund to adapt its portfolio investments in response to market movements.

The ability to shift the m100 team when their investing styles fall out of favor helped the Fund endure some of the market turbulence we saw during 2002. For the year ended December 31, 2002, this investment strategy helped the Fund deliver a higher return with less risk than the S&P 500 Index3, something we are very excited about!

TPFQX: Top Honors for 2002
We are also pleased to report that the Technology Plus Fund, managed by Dr. Paul McEntire, was the top-performing technology sector fund for the calendar year 2002, according to Bloomberg4 (rankings and performance based on total return for the one-year period ending 12/31/02 for the technology sector, a category comprised of 361 mutual funds). The Fund also took top honors in the Lipper Science & Technology category, placing #1 for year-to-date performance as of 12/31/ 025 (as reported by Lipper; Rankings and performance based on total return for the year period ending 12/31/02 for the Science & Technology sector, a category comprised of 339 funds). Given the challenging market environment we have experienced since we launched the Technology Plus Fund two years ago, the Fund's performance during Q4 and the calendar year 2002 is particularly encouraging.

The Technology Plus Fund is different from many other mutual funds in that it may engage in hedging and short selling6 (the "Plus" in the name of the Fund). As such, the Fund attempts to both reduce market risks and improve long-term returns. We believe the Fund's combination of promising stock selection and some hedging may potentially lead to an exceptional long-term rate-of-return and reduced downside risk.

MSFQX:
Proposed Reorganization While healthcare stocks generally fared better in the fourth quarter, it was difficult year for companies in this group. A short-lived rally in the sector early in Q4 failed to make up much of the ground lost in the three preceding quarters. While MSF posted positive results for the Q4, returning 9.54%, the Fund lost 42.65% for the year.

After careful consideration, the Marketocracy Funds Board of Trustees approved a resolution to reorganize the Medical Specialists Fund into the Masters 100 Fund, pending approval of the shareholders of the Fund at a Special Shareholder Meeting to be held on February 17, 2003. In making its decision, the Board considered a number of factors, including the challenging regulatory environment for medical and healthcare companies in recent years and the Fund's narrow market exposure.

If the Reorganization is approved, MSF shareholders will become shareholders of the Masters 100 Fund, holding shares of equal dollar value. The Reorganization is intended to be tax-free transaction under federal income tax law. While the investment objective and investment strategies of MSF differ from those of M100F (the differences are discussed in more detail in the Combined Proxy Statement/Prospectus, which has been mailed to shareholders), the investment professional responsible for securities selection would not change, as I serve as the portfolio manager for both funds. We will report to you next quarter on the results of the shareholder vote.

OUTLOOK STILL UNCERTAIN
Looking ahead, we see continued uncertainty in the financial markets. In our view, faced with vague corporate earnings guidance, an economy that hasn't yet convincingly swung into recovery mode and the growing possibility of a war with Iraq, the equities market will remain a turbulent ride for investors for the at least the first half of 2003.

Sincerely,



/s/ Ken Kam
---------------------
Ken Kam
President
Marketocracy Funds




1. The Fund achieved its ranking with a negative return.
2. The m100 team, upon which the Masters 100 Fund's portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com. Members of the m100 group are neither employees of the Fund or its adviser, Marketocracy Capital Management, LLC.
3. The Fund's beta compared to the S&P 500 Index for the 12 months ended 12/31/02 was 0.45. As a measure of risk, a beta of less than 1.00 indicates a lower level of volatility, and thus risk, when compared to an index, in this case the S&P 500 Index.
4. The Fund achieved its ranking with a negative return.
5. The Fund achieved its ranking with a negative return.
6. The Fund may engage in hedging and short selling and thus is subject to greater investment risks than mutual funds that do not engage in such strategies.

                                                              MASTER 100 FUND

PERFORMANCE SUMMARY


                                  CUMMULATIVE RETURNS                   AVG ANNUAL RETURNS
                                  --------------------                 --------------------
AS OF DECEMBER 31, 2002     3 MOS           YTD        INCEPT(1)        1 YEAR        INCEPT(1)
TPFQX                       8.74%            -6.38%     -2.35%          -6.38%         -2.04%

MARKET INDICES

DJIA(2)                    10.60%           -14.86%     -9.42%         -14.86%         -8.20%

S&P 500(3)                  8.44%           -21.97%    -18.67%         -21.97%        -16.36%

NASDAQ(4)                  14.07%           -31.22%    -25.21%         -31.22%        -22.21%



1. The inception date for the Masters 100 Fund is 11/5/01.
2. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.
3. Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4. NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.

The above indices are unmanaged and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns and principal value will fl uctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund's portfolio. Additionally, The m100 group, upon which the Masters 100 Fund's portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.


To obtain a prospectus, call us at (888) 884-8482

Rafferty Capital Markets LLC, Garden City, New York, serves as the Fund's principal underwriter and distributor of shares.


--------------------------------------------------------------------------------
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including:

o    Movements between sectors
o    Sector weightings versus the S&P 500 Index
o    Sector performance versus the S&P 500 Index

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--------------------------------------------------------------------------------



                                                               MARKETOCRACY FUND

PERFORMANCE & Portfolio Discussion


Dear Shareholders,

The Masters 100 Fund was one of the top performing growth funds during 2002, placing in the top two percent of this category for the year ended December 31, 2002, according to Bloomberg1 (rankings and performance based on total return for the one-year period ending 12/31/02 for growth funds, a category comprised of 1721 mutual funds). We are very pleased with the Fund's performance during the period, given that the average return for U.S. Stock Funds for 2002 was -21.45% (according to Morningstar; Performance based on total return for the one-year period ending 12/31/02 for the Morningstar U.S. Stock Fund category, a group comprised of 7,037 mutual funds).

For the quarter ended December 31, 2002, the Masters 100 Fund returned 8.74%, compared to an increase of 8.44% for the S&P 500 Index and a gain of 10.6% for the Dow Jones Industrial Average. For the one-year period, the Fund lost 6.38%, compared to losses of 21.97% and 14.86% for the S&P 500 Index and DJIA, respectively. The Fund outperformed the S&P 500 Index by 15.59% for the year; during the same period the Masters 100 Fund outperformed the Dow Jones Industrial Average by 8.48%.

At quarter-end, the Fund held over 950 equity holdings, almost double that of the S&P 500 Index. The Fund's one year beta(2) as of December 31, 2002 was .45, indicating it had less than half the volatility of the S&P 500 Index during the same time period. For the year ended December 31, 2002, the Masters 100 Fund delivered a higher return, with less risk (as measured by beta) than the S&P 500 Index.

The Fund held investments in all 10 S&P/GIC sectors during the quarter(3). Portfolio holdings in the Consumer Discretionary, Consumer Staples, Healthcare and Industrial sectors decreased during Q4, while those in Financials and Materials increased. Among the Fund's top holdings at December 31, 2002 were Goldcorp Inc. (1.80% of net assets), Harmony Gold Mining Company (1.64% of net assets) and Glamis Gold Limited (1.6% of net assets).

The Masters 100 Fund portfolio is based on the holdings of the m100 team4- the 100 portfolios managed by the most skilled individual investors on the website Marketocracy.com. The m100 team is evaluated and rebalanced regularly as shifts in the market take place. The ability to shift the m100 team when their investing styles went out of favor enabled the Fund to better endure some of the swift market changes we saw both during Q4 and the rest of 2002. We are pleased that this investment strategy enabled us to deliver a higher return with less risk than the S&P 500 for our shareholders in 2002.

 Sincerely,
 Ken Kam





1. The Fund achieved its ranking with a negative return for the period.
2. A beta of 1 indicates a level of volatility that is equal to the comparison index, in this case the S&P 500 Index. A beta of less than 1 implies less risk than the comparison index; A beta of greater than 1 implies greater risk than the comparison index.
3. Portfolio holdings subject to change.
4. The m100 team, upon which the Masters 100 Fund's portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com. Members of the m100 group are neither employees of the Fund or its adviser, Marketocracy Capital Management, LLC.


                                                                 MASTER 100 FUND

FUND HOLDINGS BY SECTOR*

Consumer Discretionary                 16.5%

Consumer Staples                        4.2%

Energy                                  2.5%

Financials                             17.4%

Health                                  4.5%

Industrial                              8.7%

Information Technology                  3.2%

Materials                              24.7%

Telecommunications                      0.3%

Utilities                               0.8%

Cash                                   17.2%

* Percent of Net Assets (cash number net of receivables less payables)

Portfolio holdings subject to change




                                                            FINANCIAL STATEMENTS

                                                                MASTERS 100 FUND

--------------------------------------------------------------------------------
                           Financial Statements as of
                         December 31, 2002 (unaudited)

                    o    Portfolios of Investments
                    o    Statements of Assets & Liabilities
                    o    Statements of Operations
                    o    Statements of Change in Net Assets
                    o    Financial Highlights
                    o    Financial Notes
--------------------------------------------------------------------------------




                                                                Masters 100 Fund
Portfolio of Investments
December 31, 2002 (Unaudited)
                                                        Shares           Value
-------------------------------------------------------------------------------
COMMON STOCKS - 82.8%                                              $14,395,751
(Cost $13,467,442)
-------------------------------------------------------------------------------

Consumer Discretionary - 16.5%                                       2,872,026
                                                               ----------------

1-800-FLOWERS.COM*                                         300           1,875
AARON RENTS                                                800          17,504
ABERCROMBIE & FITCH *                                    1,100          22,506
ACTION PERFORMANCE                                         650          12,350
ALDILA*                                                  2,700           4,590
ALLIANCE GAMING*                                           400           6,812
AMAZON.COM*                                              2,000          37,780
AMBASSADORS GROUP*                                         250           3,235
AMERICAN EAGLE OUTFITTERS*                                 200           2,756
AMERICAN GREETINGS*                                      1,400          22,120
ANDERSON'S                                                 550           6,985
AOL TIME WARNER*                                           200           2,620
APAC CUSTOMER SERVICES*                                    700           1,638
APPLEBEES INTERNATIONAL                                  1,975          45,802
APPLICA*                                                   700           3,500
ASHWORTH*                                                  600           3,840
AUTONATION*                                              2,200          27,632
BALLY TOTAL FITNESS*                                     1,250           8,862
BANDAG                                                     300          11,604
BEAZER HOMES USA*                                          535          32,421
BED BATH & BEYOND*                                         700          24,171
BEST BUY*                                                  400           9,660
BJS WHOLESALE CLUB*                                      4,200          76,860
BLAIR                                                    1,550          36,146
BLOCKBUSTER                                              1,700          20,825
BLYTH                                                      600          16,056
BOB EVANS FARMS                                            350           8,172
BOMBAY*                                                  2,300          11,500
BON-TON STORES*                                            850           3,323
BOOKS-A-MILLION*                                         1,750           4,795
BORDERS GROUP*                                             500           8,050
BOSTON ACOUSTICS                                           150           1,800
BOYD GAMING*                                               650           9,132
BRASS EAGLE*                                             3,200          28,093
BRILLIANCE CHINA AUTOMOTIVE                                450           8,077
BUILDING MATERIALS                                       3,400          48,620
CALLAWAY GOLF                                              300           3,975
CALLOWAY'S NURSERY*                                      1,500           1,320
CANTERBURY PARK HOLDINGS*                                  300           3,981
CAPITAL PACIFIC HOLDINGS*                                5,100          16,575
CARMAX*                                                  1,300          23,244
CATO                                                     1,100          23,749
CENTURY CASINOS*                                        12,700          27,318
CHAMPIONSHIP AUTO RACING TEAM*                           4,900          18,130
CHEFS INTERNATIONAL*                                     2,000           2,700
CHICAGO PIZZA & BREWERY*                                   500           3,450
CHICO'S FAS*                                               500           9,455
CHILDREN'S PLACE*                                          400           4,256
CHRISTOPHER & BANKS*                                       300           6,225
CIRCUIT CITY STORES                                      4,600          34,132
CKE RESTAURANTS*                                         1,493           6,420
CLAIRE'S STORES                                            900          19,863
COACH*                                                     200           6,584
COBRA ELECTRONICS*                                       1,550          10,261
COMCAST*                                                   400           9,428
COMPUCOM SYSTEMS*                                        2,350          13,183
CONCORD CAMERA*                                          2,500          13,575
CONGOLEUM*                                               2,450           1,029
COST PLUS*                                                 400          11,468
CSK AUTO*                                                  650           7,150
CTI INDUSTRIES*                                          1,548           9,688
D.R. HORTON                                                800          13,880
DAVE & BUSTERS*                                            400           3,460
DEB SHOPS                                                  200           4,442
DECORATOR INDUSTRIES                                     2,700          14,148
DELTA APPAREL                                              300           4,620
DENISON INTERNATIONAL*                                     300           4,800
DEPARTMENT 56*                                           1,000          12,900
DHB INDUSTRIES*                                          1,800           2,988
DOMINION HOMES*                                          1,650          23,512
DOVER MOTORSPORTS                                        8,200          38,130
DRESS BARN*                                                600           7,980
DUCKWALL-ALCO STORES*                                    1,350          14,782
EASTMAN KODAK                                              200           7,008
EATERIES*                                                  850           1,317
ELDER BEERMAN STORES*                                   12,100          21,780
ELXSI*                                                     800           2,040
EMERSON RADIO*                                           1,900           9,443
ENESCO GROUP*                                              300           2,124
EQUITY MARKETING*                                          500           6,685
FAMILY DOLLAR STORES                                       600          18,726
FIAT S P A                                                 600           4,770
FINLAY ENTERPRISES*                                        200           2,412
FLEXSTEEL INDUSTRIES                                     1,600          26,752
FORD MOTOR                                                 350           3,255
FORWARD INDUSTRIES*                                      2,100           2,312
FOSSIL *                                                 1,775          36,103
FOX ENTERTAINMENT GROUP*                                   200           5,186
FRIEDMAN'S                                               4,100          35,588
FRISCH'S RESTAURANTS                                       400           8,300
GADZOOKS*                                                  550           2,585
GALYAN'S TRADING*                                          900           9,000
GEMSTAR-TV GUIDE INTERNATIONAL*                          1,900           6,175
GOODY'S FAMILY CLOTHING*                                   600           2,664
GRANITE BROADCASTING*                                   14,700          30,135
GTSI *                                                     800          10,760
GUITAR CENTER*                                           1,200          19,872
HANCOCK FABRICS                                            650           9,913
HARMAN INTERNATIONAL                                       200          11,900
HARTMARX*                                                  200             488
HAVERTY FURNITURE                                        1,700          23,630
HELEN OF TROY*                                             750           8,730
HOME DEPOT                                                 420          10,063
HOVNANIAN ENTERPRISES*                                     650          20,605
INTERPUBLIC GROUP OF COMPANIES                           2,000          28,160
INTERTAN*                                                  300           2,145
J. JILL GROUP*                                             300           4,194
JAKKS PACIFIC*                                             450           6,062
JLM COUTURE*                                             2,200           7,700
JOS A BANK CLOTHIERS*                                      250           5,330
KB HOME                                                    750          32,138
KIMBALL INTERNATIONAL                                      500           7,125
KOHLS*                                                     300          16,785
LACROSSE FOOTWEAR*                                       1,500           3,900
LAKELAND INDUSTRIES*                                         5              35
LAKES ENTERTAINMENT*                                       800           4,319
LANCASTER COLONY                                           700          27,356
LIMITED BRANDS                                             810          11,283
LJ INTERNATIONAL*                                        4,700           5,875
LONE STAR STEAKHOUSE SALOON                                600          11,604
LUBY'S CAFETERIAS *                                        300             873
LVMH*                                                    2,250          20,812
LYON WILLIAM HOMES*                                      2,700          58,941
M/I SCHOTTENSTEIN HOMES                                  1,200          33,360
MARTHA STEWART LIVING*                                     300           2,961
MARVEL ENTERPRISES*                                        450           4,041
MCDONALD'S                                                 600           9,648
MDC HOLDINGS                                               200           7,652
MEN'S WEARHOUSE*                                           500           8,575
MERITAGE*                                                1,200          40,380
MONACO COACH*                                              500           8,275
MOVIE GALLERY*                                           2,025          26,325
MTR GAMING GROUP*                                          800           6,368
MULTIMEDIA GAMES*                                          300           8,238
NATIONAL R V HOLDINGS*                                     350           2,093
NATUZZI SPA*                                             2,800          28,448
NAUTILUS GROUP*                                            750          10,020
NEVADA GOLD & CASINOS*                                     400           3,300
NITCHES*                                                   300           2,058
NUTRACEUTICAL INTERNATIONAL*                             1,450          16,587
ODD JOB STORES*                                            400             760
OFFICE DEPOT*                                              350           5,166
OFFICEMAX*                                               1,800           9,000
O'REILLY AUTOMOTIVE*                                       600          15,174
OXFORD INDUSTRIES                                          300           7,695
P & F INDUSTRIES*                                        1,500          10,275
PACIFIC SUNWEAR*                                           450           7,961
PARK PLACE ENTERTAINMENT*                                  500           4,200
PEP BOYS - MANNY, MOE & JACK                               400           4,640
PERRY ELLIS INTERNATIONAL*                               2,600          41,860
PETSMART*                                                3,150          53,960
PIER 1 IMPORTS                                             700          13,251
POMEROY COMPUTER*                                          350           4,095
PRICELINE.COM*                                           1,750           2,800
PULTE HOMES                                                550          26,329
QUIKSILVER*                                              4,200         111,972
RACING CHAMPIONS*                                          200           2,730
RADICA GAMES*                                              500           2,220
RENTRAK*                                                 1,000           5,390
RENT-WAY*                                                  350           1,225
ROCKY SHOES & BOOTS*                                       600           3,144
ROSS STORES                                              1,200          50,868
ROYAL CARIBBEAN CRUISES                                    150           2,505
RYAN'S FAMILY STEAK HOUSE*                                 700           7,945
RYLAND GROUP                                               600          20,010
SALTON*                                                  1,600          15,392
SCHLOTZSKY'S*                                            1,300           4,368
SCP POOL*                                                  300           8,760
SELECT COMFORT*                                            800           7,520
SEL-LEB MARKETING*                                         200             138
SHARPER IMAGE*                                             200           3,486
SHOPKO STORES*                                             400           4,980
SIX CONTINENTS                                           1,500          12,000
SKECHERS U.S.A.*                                         9,300          78,957
SKYLINE                                                    250           7,375
SONIC*                                                     200           4,098
SONIC AUTOMOTIVE*                                          200           2,974
SPORTSMAN'S GUIDE*                                         800           5,600
STANDARD PACIFIC                                           600          14,850
STAPLES*                                                 1,050          19,215
STEIN MART *                                               550           3,355
STEINWAY MUSICAL INSTRUMENTS*                            1,650          26,846
STEVEN MADDEN*                                             450           8,132
STRIDE RITE                                              2,050          14,699
STURM RUGER & COMPANY                                    1,250          11,963
SUPERIOR INDUSTRIES                                        200           8,272
SUPREMA SPECIALTIES*                                       100               2
SUREBEAM*                                                  239             966
SYMS*                                                      600           4,254
SYSTEMAX*                                               20,700          32,085
TANDY BRANDS ACCESSORIES*                                2,200          20,240
TARRANT APPAREL GROUP*                                     900           3,681
TECHNICAL OLYMPIC USA*                                   2,300          34,063
TJX COMPANIES                                              600          11,712
TOLL BROTHERS*                                             450           9,090
TOMMY HILFIGER*                                            500           3,475
TOPPS*                                                   3,650          31,755
TORO                                                       300          19,170
TOTAL ENTERTAINMENT RESTAURANTS*                         1,300          10,985
TOWER AUTOMOTIVE*                                          400           1,800
TOYS "R" US*                                               650           6,500
TRACTOR SUPPLY*                                          1,100          41,360
TRANSNET*                                                3,600           3,708
TUESDAY MORNING*                                         1,700          29,070
TV AZTECA                                                  700           3,353
TWEETER HOME ENTERTAINMENT*                                550           3,223
U.S. HOME SYSTEMS*                                         500           2,650
ULTIMATE ELECTRONICS*                                      550           5,583
UNITED AUTO GROUP*                                         300           3,741
UNITED RENTALS*                                            700           7,532
VILLAGE SUPER MARKET*                                      500          12,010
WILSON'S THE LEATHER EXPERTS*                              300           1,500
WINNEBAGO INDUSTRIES                                       300          11,769
YUM! BRANDS *                                              200           4,844
ZALE*                                                      500          15,950

Consumer Staples - 4.2%                                                728,702
                                                               ----------------

ARCHER-DANIELS-MIDLAND                                   1,100          13,640
ARMANINO FOODS OF DISTINCTION                              750           1,927
BRITISH AMERICAN TOBACCO                                   500           9,850
BUNGE LIMITED                                              400           9,624
CADBURY SCHWEPPES                                          950          24,329
CCA INDUSTRIES*                                          2,700           5,373
CENTRAL EUROPEAN DISTRIBUTION*                           1,700          31,467
CENTRAL GARDEN & PET*                                      600          11,106
CHATTEM*                                                   300           6,165
CONSTELLATION BRANDS*                                      450          10,669
CRESUD S.A.                                                600           2,970
DEAN FOODS*                                                200           7,420
DEL LABORATORIES*                                          415           8,383
DEL MONTE FOODS*                                         2,189          16,858
DELTA & PINE LAND                                          300           6,123
DOLE FOOD                                                  350          11,403
FRESH DEL MONTE PRODUCE                                    600          11,346
GOLDEN STATE VINTNERS*                                   1,150           1,380
HANSEN NATURAL*                                            550           2,322
HEINZ H.J.                                                 200           6,574
HORMEL FOODS                                               800          18,664
J.M. SMUCKER                                               300          11,943
LANCE                                                    1,600          18,942
LOEWS                                                      300           6,081
M & F WORLDWIDE *                                          650           3,510
NATIONAL BEVERAGE*                                         600           9,180
NATURAL ALTERNATIVES INTERNATIONAL*                        800           3,188
NATURES SUNSHINE PRODUCTS                                1,900          18,449
NBTY*                                                      400           7,032
NU SKIN ENTERPRISES                                      1,450          17,356
OMEGA PROTEIN*                                           2,700          10,665
PANAMERICAN BEVERAGES                                    3,600          74,808
PHILIP MORRIS                                            1,000          40,530
PYRAMID BREWERIES                                          950           2,841
R.J. REYNOLDS                                              750          31,583
RALCORP HOLDINGS*                                          250           6,285
RELIV INTERNATIONAL*                                       595           2,773
RIVIANA FOODS                                              200           5,404
RUDDICK                                                    400           5,476
RUSH ENTERPISES, CL A*                                     250             925
RUSH ENTERPISES, CL B*                                     850           3,103
SAFEWAY*                                                 2,300          53,728
SANDERSON FARMS                                            500          10,455
SARA LEE                                                   300           6,753
SENSIENT TECHNOLOGIES                                    1,100          24,717
SHERWOOD BRANDS*                                         2,400           6,480
SMITHFIELD FOODS*                                          200           3,968
STEINER LEISURE*                                         1,100          15,334
TODHUNTER INTERNATIONAL*                                 1,700          16,745
TOFUTTI BRANDS*                                          2,400           6,240
TYSON FOODS                                                800           8,976
USANA HEALTH SCIENCES*                                   1,800          21,690
UST                                                        850          28,416
VECTOR GROUP                                               300           3,486
WALGREEN                                                   400          11,676
WEIS MARKETS                                               300           9,315
WINN DIXIE STORES                                          200           3,056


Energy - 2.5%                                                          437,392
                                                               ----------------

BERRY PETROLEUM                                            300           5,115
BP PRUDHOE BAY ROYALTY TRUST                               400           5,904
BUCKEYE PARTNERS                                           950          36,480
CARRIZO OIL & COMPANY*                                     500           2,640
CHC HELICOPTER                                           2,100          37,989
CHESAPEAKE ENERGY                                          500           3,870
CROSS TIMBERS REALTY                                       300           5,850
DENBURY RESOURCES *                                      3,500          39,550
DORCHESTER HUGOTON                                         550           7,958
DYNAMIC OIL & GAS*                                       7,600          18,164
EDGE PETROLEUM*                                            700           2,625
FOREST OIL *                                               200           5,530
GIANT INDUSTRIES*                                        1,900           5,605
GREY WOLF*                                                 800           3,192
HALLIBURTON                                                500           9,355
HARVEST NATURAL RESOURCES*                                 950           6,128
HURRICANE HYDROCARBONS*                                  1,300          13,546
LUFKIN INDUSTRIES                                          500          11,725
MAGNUM HUNTER RESOURCES*                                   800           4,760
MARATHON OIL                                               600          12,774
MERIDIAN RESOURCE*                                       3,400           3,060
NEWPARK RESOURCES*                                         500           2,175
NEXEN                                                      200           4,334
NORTH COAST ENERGY*                                        900           3,672
NUEVO ENERGY*                                              500           5,550
OCCIDENTAL PETROLEUM                                       400          11,380
OFFSHORE LOGISTICS*                                        500          10,960
PARKER DRILLING*                                           150             333
PATINA OIL & GAS                                           400          12,660
PERMIAN BASIN REALTY                                     1,800          11,340
PETROLEO BRASILEIRO                                        400           5,976
PETROLEUM DEVELOPMENT*                                     400           2,120
QUICKSILVER RESOURCES*                                     250           5,608
RESOURCE AMERICA                                           900           8,110
ROYALE ENERGY *                                            815           4,131
SABINE ROYALTY TRUST                                       300           7,098
SAN JUAN BASIN ROYALTY TRUST                               200           2,740
SASOL                                                      550           6,820
SHELL TRANSPORT & TRADING                                  300          11,676
SUNCOR ENERGY                                              700          10,969
TETRA TECHNOLOGIES*                                        300           6,411
VINTAGE PETROLEUM                                          400           4,220
WILLBROS GROUP*                                          4,700          38,634
WILLIAMS COAL SEAM GAS ROYALTY TRUST                       900           8,811
XTO ENERGY                                                 300           7,410
YPF SOCIEDAD ANONIMA                                       200           2,434


Financials - 17.4%                                                   3,031,852
                                                               ----------------

1ST SOURCE                                                 400           6,700
ABERDEEN ASIA PACIFIC INCOME                               300           1,386
ACADIA REALTY TRUST                                        300           2,226
ACM INCOME FUND                                            300           2,538
ACM MANAGED DOLLAR INCOME                                  400           2,516
ACTRADE FINANCIAL TECHNOLOGIES*                          1,800               0
AEGON                                                        6              77
AGREE REALTY CORP                                          300           5,070
ALEXANDRIA REAL ESTATE EQUITIES                            350          14,910
ALLIED CAPITAL                                             550          12,006
AMB PROPERTY                                               200           5,472
AMERICAN CAPITAL STRATEGIES                                300           6,477
AMERICAN COMMUNITY PROPERTIES*                             400           2,156
AMERICAN HOME MORTGAGE HOLDINGS                          1,900          20,900
AMERICAN INCOME                                            300           2,595
AMERICAN MEDICAL SECURITY GROUP*                           300           4,194
AMERICAN MORTGAGE ACCEPTANCE                               200           2,818
AMERICAN PACIFIC BANK*                                   1,100           5,566
AMERICREDIT*                                               300           2,322
AMERITRADE HOLDINGS*                                     1,100           6,226
ANFI                                                     2,750          40,562
ANNALY MORTGAGE MANAGEMENT                               4,200          78,960
ANTHRACITE CAPITAL                                       2,200          23,980
ANWORTH MORTGAGE ASSET                                     550           6,913
APARTMENT INVESTMENT & MANAGEMENT                          400          14,992
APEX MORTGAGE CAPITAL                                    3,500          22,890
ARCHSTONE-SMITH TRUST                                      200           4,708
ARGONAUT GROUP                                             300           4,425
ASTA FUNDING*                                            1,200          12,576
ATLANTIC AMERICAN*                                      12,650          20,619
AVALONBAY COMMUNITIES                                      450          17,613
BANK OF THE OZARKS                                         200           4,688
BBVA BANCO FRANCES*                                     22,050          64,386
BEDFORD PROPERTY INVESTORS                                 900          23,121
BERKSHIRE HILLS BANCORP                                    800          18,840
BIG FOOT FINANCIAL                                         800          16,864
BLACKROCK INCOME TRUST                                     900           7,074
BNCCORP*                                                   400           2,800
BOSTON PROPERTIES                                          300          11,058
BRANTLEY CAPITAL*                                        1,100           8,470
BRE PROPERTIES                                             200           6,240
BRT REALTY TRUST                                         1,000          13,250
CALIFORNIA COASTAL COMMUNITIES*                            900           4,977
CAPITAL BANK                                               500           6,470
CAPITAL CROSSING BANK*                                     900          23,265
CAPITAL FEDERAL FINANCIAL                                  950          27,360
CASH AMERICA INTERNATIONAL                               2,200          20,944
CBL & ASSOCIATES PROPERTIES                                400          16,020
CENTER TRUST                                               300           2,340
CENTERPOINT PROPERTIES                                     400          22,860
CENTRAL FUND OF CANADA                                   6,850          32,674
CERES GROUP*                                            16,200          31,104
CHELSEA PROPERTY GROUP                                     500          16,655
CITIZENS SOUTH BANKING                                     628           6,406
CNA SURETY*                                                400           3,140
COLONIAL BANCGROUP                                         850          10,140
COLONIAL PROPERTIES                                        650          22,061
COLUMBIA BANCORP                                           200           2,994
COMMERCE GROUP                                             200           7,498
COMMERCIAL NET LEASE REALTY                                900          13,797
COMMUNITY BANCORP*                                         315           2,551
COMMUNITY CAPITAL                                        1,450          20,590
COMMUNITY INVESTORS BANCORP                                200           2,248
COMMUNITY TRUST BANCORP                                    485          12,193
CORPORATE OFFICE PROPERTIES                                400           5,612
CORRECTIONAL PROPERTIES TRUST                              700          15,190
COUSINS PROPERTIES                                         500          12,350
CPB                                                        400          10,980
CREDICORP                                                  400           3,740
CRESCENT REAL ESTATE EQUITIES                              250           4,160
CROWN AMERICAN REALTY TRUST                                800           7,360
CVB FINANCIAL                                              400          10,172
DEARBORN BANCORP*                                        1,680          27,233
DEVELOPERS DIVERSIFIED REALTY                              500          10,995
DIME COMMUNITY BANCSHARES                                  300           5,745
DORAL FINANCIAL                                            300           8,580
DOWNEY FINANCIAL                                           400          15,600
DUKE REALTY                                                750          19,088
ENTERTAINMENT PROPERTIES                                   500          11,760
EQUITY OFFICE PROPERTIES TRUST                             800          19,984
EQUITY ONE                                                 400           5,340
EQUITY RESIDENTIAL                                         400           9,832
ESSEX PROPERTY TRUST                                       200          10,170
EVERTRUST FINANCIAL GROUP                                3,600          77,940
FAHNESTOCK VINER HOLDINGS                                  200           5,050
FBR ASSET INVESTMENT                                       650          22,035
FIDELITY BANCORP                                           300           5,700
FIDELITY NATIONAL FINANCIAL                                875          28,726
FINANCIAL INDUSTRIES                                     1,100          15,664
FIRST AMERICAN                                           1,600          35,520
FIRST CASH FINANCIAL SERVICES*                             650           6,637
FIRST FEDERAL BANKSHARES                                 2,400          34,800
FIRST FEDERAL CAPITAL                                      650          12,551
FIRST FINANCIAL                                          1,700          22,559
FIRST INDUSTRIAL REALTY TRUST                              400          11,200
FIRST SECURITYFED FINANCIAL                              1,100          26,719
FIRSTBANK NW                                               500          10,135
FIRSTFED FINANCIAL*                                        200           5,790
FLAG FINANCIAL                                             200           2,270
FLAGSTAR BANCORP                                         1,050          22,680
FLUSHING FINANCIAL                                         500           8,189
FREMONT GENERAL                                          1,000           4,490
GENERAL GROWTH PROPERTIES                                  300          15,600
GETTY REALTY                                               300           5,685
GLENBOROUGH REALTY TRUST                                   400           7,128
GREAT LAKES REIT                                           400           6,660
GREAT PEE DEE BANCORP                                    1,400          20,664
GREATER BAY BANCORP                                        700          12,103
GREENPOINT FINANCIAL                                       400          18,072
HEALTH CARE PROPERTY INVESTORS                             300          11,490
HEALTH CARE REIT                                           700          18,935
HEALTHCARE REALTY TRUST                                    300           8,775
HF FINANCIAL                                               800          11,440
HOENIG GROUP*                                              300               0
HORIZON FINANCIAL                                          800           9,776
HOSPITALITY PROPERTIES TRUST                               400          14,080
HRPT PROPERTIES TRUST                                    1,050           8,652
HUDSON CITY BANCORP                                        400           7,452
ICICI BANK*                                                500           3,250
ILX RESORTS*                                               800           6,320
INDEPENDENCE COMMUNITY BANK                                400          10,152
INDEPENDENCE HOLDING                                       200           4,294
INDYMAC BANCORP*                                           600          11,094
INTERVEST BANCSHARES*                                      600           6,480
INVESTORS TITLE                                            700          15,990
IRSA INVESTMENTS & REPRESENTATIVES*                        511           2,606
IRWIN FINANCIAL                                            200           3,300
ISTAR FINANCIAL                                            700          19,635
ITLA CAPITAL*                                              200           6,646
J.P. MORGAN CHASE & COMPANY                                400           9,600
JACKSONVILLE BANCORP                                       800          22,400
KEYCORP                                                    200           5,028
KINGSWAY FINANCIAL SERVICES*                               500           4,325
KNIGHT TRADING GROUP*                                      600           2,874
KOGER EQUITY                                               600           9,360
LA QUINTA*                                                 800           3,520
LAKELAND FINANCIAL                                         300           7,035
LANDAMERICA FINANCIAL GROUP                                300          10,635
LASALLE HOTEL PROPERTIES                                   400           5,600
LEXINGTON  PROPERTIES TRUST                                600           9,540
LIBERTY PROPERTY TRUST                                     750          23,955
LNR PROPERTY                                               300          10,620
MACERICH                                                   800          24,600
MACK-CALI REALTY                                           300           9,090
MAHASKA INVESTMENT                                         200           3,202
MAXCOR FINANCIAL GROUP *                                 1,200           7,812
METRIS                                                   5,750          14,203
METROBANCORP                                               200           3,368
MFA MORTGAGE INVESTMENTS*                                1,800          15,120
MFS INTERMEDIATE INCOME FUND                             3,800          26,942
MID-AMERICA APARTMENT                                      300           7,335
MID-ATLANTIC REALTY TRUST                                  300           5,220
MIDLAND                                                    500           9,500
MILLS                                                      600          17,604
MONTEREY BAY BANCORP*                                      200           3,990
NASDAQ 100*                                                400           9,748
NATIONAL GOLF PROPERTIES*                                  400           4,700
NATIONWIDE HEALTH PROPERTIES                               200           2,986
NEW CENTURY FINANCIAL                                      300           7,617
NEW ENGLAND REALTY                                         400          16,660
NEW PLAN EXCEL REALTY TRUST                                300           5,727
NEW YORK COMMUNITY BANCORP                               1,800          51,984
NICHOLAS FINANCIAL*                                        650           2,613
NORTH FORK BANCORPORATION                                1,200          40,488
NORTHEAST PENNSYLVANIA FINANCIAL                         1,400          21,980
NORTHWEST BANCORP                                          550           8,135
NOVASTAR FINANCIAL                                         850          26,376
OLD REPUBLIC INTERNATIONAL                                 200           5,600
OLD SECOND BANCORP                                         200           7,400
OMEGA HEALTHCARE*                                          800           2,992
ONYX ACCEPTANCE*                                         5,400          14,742
ORIENTAL FINANCIAL GROUP                                   200           4,916
ORLEANS HOMEBUILDERS*                                      650           4,973
PACIFIC CAPITAL BANCORP                                    300           7,635
PACIFIC NORTHWEST BANCORP                                  650          16,250
PAN PACIFIC RETAIL PROPERTIES                              400          14,612
PATRIOT BANK                                               400           6,148
PENN-AMERICA GROUP                                         500           4,525
PEOPLES BANK                                               400          10,056
PEOPLES HOLDING                                            250          10,188
PHILADELPHIA CONSOLIDATED HOLDING*                         250           8,850
PHOENIX COMPANIES                                          200           1,520
PLUM CREEK TIMBER                                          850          20,060
PMA CAPITAL                                                300           4,299
PMI GROUP                                                  200           6,008
POCAHONTAS BANCORP                                         500           5,500
POPULAR                                                    300          10,140
PREMIER FINANCIAL BANCORP*                               2,800          21,560
PRENTISS PROPERTIES                                        400          11,312
PRICE LEGACY*                                            4,000          11,200
PROASSURANCE*                                              900          18,900
PROLOGIS                                                   500          12,575
PROVIDIAN FINANCIAL*                                     2,100          13,629
PSB BANCORP*                                             1,700          12,682
PUBLIC STORAGE                                             600          19,386
RAIT INVESTMENT TRUST                                      700          15,120
RAMCO-GERSHENSON PROPERTIES TRUST                          200           3,950
REALTY INCOME                                              300          10,500
RECKSON ASSOCIATES REALTY                                  200           4,210
RIVER VALLEY BANCORP                                       500          15,245
ROUSE                                                      300           9,510
ROYAL BANCSHARES                                           200           4,280
S & T BANCORP                                              400          10,020
SAUL CENTERS                                               850          20,230
SENIOR HOUSING PROPERTIES                                  400           4,244
SIMON PROPERTY GROUP                                       400          13,628
SL GREEN REALTY                                            500          15,800
SOUTHSIDE BANCSHARES                                       400           5,924
SOVEREIGN BANCORP                                        1,200          16,860
STATEN ISLAND BANCORP                                      200           4,028
STERLING BANCORP                                           200           5,264
STERLING FINANCIAL*                                      1,710          32,182
STEWART INFORMATION SERVICES*                            1,450          31,016
STILWELL FINANCIAL                                       2,400          31,368
SUB LODGES TRUST                                           100               0
SWS GROUP                                                  500           6,780
SYNOVUS FINANCIAL                                          500           9,700
TARAGON REALTY INVESTMENTS*                                700          10,710
TAUBMAN CENTERS                                            900          14,607
TECHE HOLDING                                            1,900          52,003
TEMPLETON EMERGING MARKETS INCOME FUND                     400           4,624
TEXAS REGIONAL BANCSHARES                                  300          10,662
TFC ENTERPRISES*                                         2,050           3,239
TIMBERLAND BANCORP                                         400           7,300
TORONTO DOMINION BANK                                      300           6,495
TRANSCONTINENTAL REALTY*                                   200           3,528
TRIZEC PROPERTIES                                           15             141
TRUST COMPANY, JERSEY CITY                                 450          12,524
U.S. RESTAURANT PROPERTIES                                 500           7,040
UNIBANCO-UNIAO DE BANCOS BRASL                             300           3,285
UNITED COMMUNITY FINANCIAL                               2,100          18,165
UNITED DOMINION REALTY TRUST                               500           8,180
UNITED PANAM FINANCIAL *                                   700           4,375
WASHINGTON BANKING COMPANY                                 420           4,998
WASHINGTON MUTUAL                                          600          20,718
WASHINGTON REAL ESTATE TRUST                               300           7,650
WASHINGTON SAVINGS BANK                                    300           2,568
WATERSIDE CAPITAL*                                       4,400          12,232
WEINGARTEN REALTY                                          400          14,744
WELLS FINANCIAL                                          1,650          34,401
WEST COAST BANCORP                                         300           4,545
WEST ESSEX BANCORP                                         200           6,960
WESTBANK                                                   400           5,480
WORLD ACCEPTANCE*                                        3,100          23,591
WSFS FINANCIAL                                             600          19,782


Health Care - 4.5%                                                     790,057
                                                               ----------------

ACCREDO HEALTH*                                            413          14,558
ALBANY MOLECULAR RESEARCH*                                 500           7,395
ALLOU HEALTHCARE*                                          850           2,269
AMEDISYS*                                                1,000           6,040
AMERISOURCEBERGEN                                          400          21,724
AMYLIN PHARMACEUTICALS*                                    200           3,228
ATRION*                                                    300           6,750
BIO-LOGIC SYSTEMS*                                         550           2,474
BRADLEY PHARMACEUTICALS*                                 6,350          82,741
BRISTOL MYERS SQUIBB                                     1,000          23,150
CARDIAC SCIENCE*                                           700           1,547
CAREMARK RX*                                               650          10,563
CHRONIMED*                                                 400           2,444
CNS*                                                       300           2,034
COMPEX TECHNOLOGIES*                                     6,950          25,437
COVALENT GROUP*                                          2,900           8,584
CURATIVE HEALTH SERVICES*                                1,000          17,250
CYPRESS BIOSCIENCES*                                     1,000           2,700
DATASCOPE                                                  300           7,440
DRAGON PHARMACEUTICALS*                                  1,400             854
ELAN*                                                   15,300          37,638
EMBREX*                                                    200           2,226
EXPRESS SCRIPTS*                                           300          14,412
GERON*                                                     400           1,440
HEALTHSOUTH*                                             2,200           9,240
HENRY SCHEIN*                                              400          18,000
HUMANA*                                                  1,400          14,000
ICN PHARMACEUTICALS                                        750           8,183
ICON*                                                    2,250          60,548
IDEXX LABS*                                                300           9,855
I-FLOW*                                                  1,600           2,496
INTEGRA *                                                1,100               1
INTEGRAMED AMERICAN*                                     1,300           7,553
INTERNATIONAL REMOTE IMAGING SYSTEMS*                      650           1,495
KENDLE INTERNATIONAL*                                    2,100          18,482
LANNET*                                                    300           4,914
LARK TECHNOLOGIES*                                       1,750           2,800
MATRIA HEALTHCARE*                                         500           4,345
MEDI-HUT*                                                4,700           6,580
MENTOR                                                     700          26,950
MERCK & CO                                                 600          33,966
MINE SAFETY APPLIANCES                                     200           6,450
MYLAN LABS                                                 400          13,960
NATIONAL DENTEX*                                           200           3,908
NMT MEDICAL *                                            1,100           3,333
ODYSSEY HEALTHCARE *                                       300          10,410
OMNICARE                                                   200           4,766
ORTHODONTIC CENTERS OF AMERICA*                          3,700          40,367
OSTEOTECH*                                                 350           2,254
PACIFICARE HEALTH SYSTEMS*                                 450          12,645
POLYMEDICA*                                                350          10,794
PRIME MEDICAL SERVICES*                                  4,700          40,749
PSS WORLD MEDICAL*                                         400           2,736
RADIOLOGIX*                                                400             924
RAMSAY YOUTH SERVICES*                                     800           2,832
RENAL CARE GROUP *                                         500          15,820
RESMED*                                                    400          12,228
SCHERING PLOUGH                                          1,000          22,200
SERVICE CORPORATION*                                       250             830
SFBC INTERNATIONAL*                                        500           6,490
SOLA INTERNATIONAL*                                        850          11,050
SPAN-AMERICAN MEDICAL SYSTEMS                              900           7,272
STEWART ENTERPRISES *                                    2,450          13,649
TENET HEALTHCARE*                                          200           3,280
US ONCOLOGY*                                               500           4,335
ZEVEX INTERNATIONAL*                                     1,300           2,470

Industrials - 8.7%                                                   1,501,856
                                                               ----------------

ACETO                                                      800          12,776
ADMINISTAFF*                                             2,600          15,600
AIRBORNE                                                   500           7,415
AIRNET SYSTEMS*                                            500           2,460
ALAMO GROUP                                                350           4,287
ALEXANDER & BALDWIN                                        200           5,158
ALLIANT TECHSYSTEMS*                                       200          12,470
ALLIED MOTION TECHNOLOGIES*                              5,750          10,177
ALR*                                                       650          12,025
AMBASSADORS INTERNATIONAL*                                 350           3,146
AMERICAN ECOLOGY *                                         800           2,232
AMERICAN POWER CONVERSION*                                 550           8,332
AMERICAN TECHNICNAL CERAMICS*                              900           3,690
AMPCO-PITTSBURGH                                           400           4,864
ANGELICA                                                   200           4,130
APOGEE ENTERPRISES                                         400           3,580
ARMSTRONG HOLDINGS                                       2,300               0
AVALON CORRECTIONAL SERVICES*                            1,800           2,250
BAKER MICHAEL*                                             700           7,665
BANTA                                                      300           9,381
BENNETT ENVIRONMENTAL*                                     900           6,219
C D I*                                                     300           8,094
CASCADE *                                                1,550          24,722
CASELLA WASTE SYSTEMS*                                     300           2,667
CELADON GROUP*                                           1,150          13,534
CENDANT*                                                   500           5,240
CENTURY BUSINESS SERVICES*                               1,900           5,035
CERADYNE*                                                2,000          15,600
CHASE                                                    4,000          45,800
CIRCOR INTERNATIONAL                                       200           3,180
COINSTAR*                                                  700          15,855
CORINTHIAN COLLEGES*                                       300          11,358
CPI AEROSTRUCTURES*                                      2,600          11,440
CRANE                                                      300           5,979
CRONOS GROUP                                               700           2,646
CSG SYSTEMS INTERNATIONAL*                                 400           5,460
DELUXE                                                     600          25,260
DESWELL INDUSTRIES                                       3,050          44,225
DIXON TICONDEROGA*                                       6,400          10,752
DONNELLEY R R & SONS                                       200           4,354
DREW INDUSTRIES*                                           700          11,235
DT INDUSTRIES*                                             850           2,219
DUCOMMUN*                                                1,850          29,323
DWYER GROUP*                                             4,800          18,240
ECOLOGY & ENVIRONMENT                                      400           3,176
EFUNDS*                                                    900           8,199
ENNIS BUSINESS FORMS                                     2,800          32,536
FARREL                                                   3,200           3,840
FIRST AVIATION SERVICES*                                 1,900           8,455
FRONTIER AIRLINES*                                         200           1,352
FRONTLINE                                                  300           2,655
FROZEN FOOD EXPRESS INDUSTRIES*                          3,100           8,051
GENCORP                                                    700           5,544
GENERAL BINDING*                                           250           2,120
GENERAL DYNAMICS                                           500          39,685
GENESEE & WYOMING*                                         275           5,596
GENLYTE GROUP*                                             550          17,138
GEVITY HR                                                3,150          12,758
GUNDLE/SLT ENVIRONMENTAL*                                2,600          22,984
HEALTHCARE SERVICES GROUP*                                 200           2,608
HURCO COMPANIES *                                        2,400           3,792
ICTS INTERNATIONAL*                                        700           4,018
INTERNACIONAL DE CERAMICA*                                 300           2,076
INTERNATIONAL SHIPHOLDING*                                 500           3,050
ITT EDUCATIONAL SERVICES*                                  400           9,420
JLG INDUSTRIES                                           1,900          14,307
KIRBY*                                                     250           6,848
L-3 COMMUNICATIONS HOLDINGS*                               400          17,964
LABOR READY*                                               950           6,099
LAWSON PRODUCTS                                            400          12,392
MAIL-WELL *                                                750           1,875
MARITRANS                                                  450           6,075
MC SHIPPING*                                             1,100             957
MEDIALINK WORLDWIDE*                                       850           2,805
MESABA HOLDINGS*                                         4,900          29,988
METRON TECHNOLOGY*                                       7,800          12,012
METSO                                                    1,600          17,472
MFRI*                                                      600             990
MIDWEST EXPRESS HOLDINGS*                                  100             535
MOBILE MINI*                                             6,900         108,123
MPS GROUP*                                                 700           3,878
NATIONAL RESEARCH*                                         300           2,828
NATIONAL SERVICE INDUSTRIES                             11,900          85,442
NAVIGANT CONSULTING*                                       950           5,605
NEW ENGLAND BUSINESS SERVICES                              850          20,740
NORDIC AMERICAN TANKER SHIPPING                            400           5,416
OLD DOMINION FREIGHT LINES*                                250           7,088
OMI*                                                     1,000           4,110
ON ASSIGNMENT*                                             700           5,964
ORBIT INTERNATIONAL*                                     1,400           6,370
OUTLOOK GROUP                                              800           4,864
OVERSEAS SHIPHOLDING GROUP                                 850          15,215
PERINI*                                                  1,500           6,660
PIONEER RAILCORP                                         2,750           3,850
PRINCETON REVIEW*                                          600           2,970
PROVIDENCE & WORCESTER                                     600           4,650
RCM TECHNOLOGIES*                                        1,550           6,061
REMEDYTEMP*                                                450           6,300
RIGHT MANAGEMENT CONSULTANTS*                              700           9,275
RYANAIR HOLDINGS*                                          600          23,496
SCHERER HEALTHCARE*                                        500           4,260
SPACEHAB*                                                1,700           1,496
SPARTON*                                                   300           2,370
SPHERION*                                                  350           2,345
STANDARD REGISTER                                          350           6,300
STEWART & STEVENSON SERVICES                             2,150          30,401
SUPREME INDUSTRIES*                                        600           2,580
TB WOODS                                                 2,200          14,674
TEEKAY SHIPPING                                            650          26,455
TODD SHIPYARDS*                                            400           5,220
TRAFFIX*                                                 1,700           5,525
TRANSPORT CORPORATION OF AMERICA*                          600           2,940
TRC COMPANIES*                                             500           6,565
TRIUMPH GROUP*                                             300           9,582
TYCO INTERNATIONAL                                       1,550          26,474
U.S. INDUSTRIE*                                          1,100           2,893
UNIFIRST                                                   200           4,040
UNITED CAPITAL*                                          3,300         116,820
UNITED DEFENSE INDUSTRIES*                                 400           9,320
UNIVERSAL FOREST PRODUCTS                                  850          18,123
USG CORP*                                                1,100           9,295
VALMONT INDUSTRIES                                         400           7,760
VALPEY FISHER*                                             800           2,192
VELCRO INDUSTRIES                                          500           4,575
WALLACE COMPUTER SERVICES                                  500          10,755
WASTE CONNECTIONS*                                         200           7,722
WATTS INDUSTRIES                                           350           5,509
WOLVERINE TUBE*                                            300           1,713
WOODWARD GOVERNOR                                          400          17,400
WORLD FUEL SERVICES                                        400           8,200

Information Technology - 3.2%                                          546,491
                                                               ----------------

ACTIVISION*                                                500           7,295
ADVANCED FIBRE COMMUNICATIONS *                            450           7,506
ASA                                                      2,050          84,009
CATALYST SEMICONDUCTOR*                                  2,950           7,434
CHECK POINT SOFTWARE*                                      600           7,782
CLEARONE COMMUNICATIONS*                                   600           2,670
COGNITRONICS *                                           4,200          10,626
COMMUNICATIONS SYSTEMS                                     600           4,782
CRAY*                                                      600           4,602
CREATIVE COMPUTER APPLICATIONS*                          2,400           4,200
CREATIVE TECHNOLOGY                                        250           1,770
DATA I/O*                                                1,400           1,274
DELL COMPUTER*                                             350           9,359
DIODES*                                                    200           1,920
DOCUMENT SCIENCES*                                       4,500          13,545
EDGEWATER TECHNOLOGY*                                      200             944
ELECTRONIC DATA SYSTEMS                                    500           9,215
ELECTRO-SENSORS                                            850           2,507
ELITE INFORMATION GROUP*                                 1,900          17,575
EXPONENT*                                                  600           8,813
FRANKLIN ELECTRIC                                          500          24,005
FRISCO BAY INDUSTRIES*                                   1,500          16,363
HARMONIC*                                                  150             345
HEALTH MANAGEMENT SYSTEMS*                               1,500           5,400
IMAGE SENSING SYSTEMS*                                     300           1,305
INTERDIGITAL COMMUNICATIONS*                               200           2,912
INTERNATIONAL ELECTRONICS*                                 700           2,345
INTER-TEL                                                  200           4,182
IOMEGA*                                                    800           6,280
KEMET*                                                     300           2,622
LATITUDE COMMUNICATIONS*                                 1,500           2,295
LOOKSMART*                                               1,000           2,480
LSI INDUSTRIES                                             300           4,155
MEDIA 100*                                               4,800           3,072
MERGE TECHNOLOGIES*                                        700           4,816
MERIX*                                                     250           2,100
MICRONETICS*                                             1,600           5,200
MIKRON INFRARED*                                         1,000           2,150
MOTOROLA                                                   450           3,892
MSC SOFTWARE*                                              700           5,404
NAM TAI ELECTRONICS                                        450          11,002
NCR*                                                       600          14,244
NEOMAGIC*                                               11,000          11,880
NETSMART TECHNOLOGIES*                                     500           2,334
NORTEL NETWORKS*                                         1,000           1,610
NOVELL*                                                    700           2,338
NWH*                                                     2,050          31,509
ON TECHNOLOGY*                                             200             770
ONESOURCE INFORMATION SERVICES*                            800           6,160
OPTELECOM*                                               1,600           7,426
OPTIKA*                                                  7,200           7,488
ORACLE*                                                    300           3,240
PINNACLE SYSTEMS*                                          250           3,403
RAINBOW TECHNOLOGIES*                                      700           5,019
REFAC*                                                   2,300           8,901
SENSYTECH*                                                 800           9,616
SILICON GRAPHICS*                                        2,100           2,373
SOHU.COM*                                                1,300           8,320
SYNPLICITY*                                                600           2,268
TAKE-TWO INTERACTIVE SOFTWARE*                             250           5,873
TECHTEAM GLOBAL*                                           900           6,687
TSR*                                                     2,450          12,593
VISUAL NETWORKS*                                         1,300           1,885
VITALWORKS*                                             12,900          49,665
WAVECOM*                                                   600           8,490
XANSER*                                                  3,550           5,609
XEROX*                                                     300           2,415
ZOMAX*                                                     500           2,125
ZYGO*                                                      300           2,097

Materials - 24.7%                                                    4,286,932
                                                               ----------------

ABER DIAMOND*                                              200           3,916
AGNICO EAGLE MINES                                       5,200          77,272
AGRIUM                                                     200           2,262
ALBEMARLE                                                  300           8,535
ALUMINA                                                    350           3,825
AMCOL INTERNATIONAL                                      1,100           6,380
AMERICAN VANGUARD                                          700          15,484
AMERON INTERNATIONAL                                       600          33,090
ANGLO AMERICAN                                           1,200          17,520
ANGLOGOLD                                                3,900         133,614
APEX SILVER MINES*                                       6,400          94,720
APTARGROUP                                                 300           9,372
ASHANTI GOLDFIELDS*                                     11,350          66,397
BARRICK GOLD                                             4,053          62,457
BEMA GOLD*                                             106,150         137,995
BHP BILLITON                                               300           3,450
BRUSH ENGINEERED MATERIALS*                                150             825
BUCKEYE TECHNOLOGIES*                                      250           1,537
CAMBIOR*                                                10,600          15,158
CAMECO                                                     750          17,962
CANYON RESOURCES*                                       10,200          11,220
CENTEX CONSTRUCTION PRODUCTS                               350          12,302
CFC INTERNATIONAL*                                       2,200           9,790
COEUR D'ALENE MINES*                                    41,850          80,352
COMMONWEALTH INDUSTRIES                                    500           3,415
COMPANHIA SIDERURGICA NACIONAL*                            300           4,302
COMPANIA DE MINAS BUENAVENTURA                           2,250          59,377
CONSOL ENERGY                                              400           6,912
CPAC                                                       500           2,525
CROWN CORK & SEAL*                                         500           3,975
CRYSTALLEX INTERNATIONAL*                               11,350          16,571
DEVCON INTERNATIONAL*                                      300           1,986
DOMTAR                                                     550           5,533
DURBAN ROODEPOORT DEEP*                                 50,550         204,728
EASTERN                                                    600           6,612
ECHO BAY MINES*                                         73,800          92,988
FREEPORT-MCMORAN COPPER & GOLD*                          1,850          31,043
FRIEDMAN INDUSTRIES                                        400             988
GERDAU*                                                    400           3,560
GLAMIS GOLD*                                            24,500         277,830
GOLD FIELDS                                             13,600         189,856
GOLDCORP                                                24,550         312,276
GOLDEN STAR RESOURCES*                                  18,800          35,156
GREAT BASIN GOLD*                                        1,000           1,280
GRUPO IMSA S.A. DE C.V.                                    300           3,615
HARMONY GOLD MINING                                     16,950         284,930
HECLA MINING*                                           30,700         155,342
IMC GLOBAL                                                 650           6,936
IMCO RECYCLING*                                            700           5,691
INTERNATIONAL PAPER                                        400          13,988
KINROSS GOLD*                                           65,300         159,985
LIHIR GOLD*                                              1,350          22,032
LOUISIANA PACIFIC*                                         150           1,209
LUBRIZOL                                                   500          15,250
MARTIN MARIETTA MATERIALS                                  900          27,594
MASSEY ENERGY                                              500           4,860
MERIDIAN GOLD*                                          12,450         219,494
MINEFINDERS*                                             8,150          34,822
NEVADA CHEMICALS*                                          400           1,320
NEWMONT MINING                                           8,850         256,916
NL INDUSTRIES                                              500           8,500
NORTH AMERICAN PALLADIUM*                                4,800          16,704
NORTHWEST PIPE*                                          1,250          21,625
NOVAMERICAN STEEL*                                         500           3,260
OCTEL                                                      450           7,110
OREGON STEEL MILLS*                                      1,400           5,628
OWENS-ILLINOIS*                                            300           4,374
PACIFIC RIM MINING*                                      8,744           4,372
PACTIV*                                                    200           4,372
PAN AMERICAN SILVER*                                    25,600         200,704
PHELPS DODGE*                                              450          14,243
PHOSPHATE RESOURCE PARTNERS*                               350             602
PLACER DOME                                              5,850          67,275
POLYAIR INTER PACK*                                      2,200          12,078
POPE & TALBOT                                              300           4,278
POTASH                                                     200          12,718
QUANEX                                                     200           6,700
RANDGOLD & EXPLORATION*                                  5,900          51,094
RICHMONT MINES*                                         11,600          44,196
ROCK OF AGES*                                              150             848
ROYAL GOLD                                               5,350         133,327
RPM                                                        300           4,584
RTI INTERNATIONAL METALS*                                  300           3,030
RYERSON TULL                                               150             915
SILVER STANDARD RESOURCES*                              28,500         152,475
STEEL TECHNOLOGIES                                         600          10,176
STILLWATER MINING*                                       1,700           9,095
TITANIUM METALS*                                         1,600           3,056
TVX GOLD*                                                5,675          89,211
U.S. CONCRETE*                                             450           2,462
UFP TECHNOLOGIES*                                        2,500           2,500
UNITED STATES STEEL                                        300           3,936
USEC                                                     1,900          11,438
VISTA GOLD*                                             15,000          60,750
W.R. GRACE & COMPANY *                                     200             392
WMC RESOURCES *                                            350           3,238
WORTHINGTON INDUSTRIES                                     350           5,334


Telecommunication Services - 0.3%                                       54,096
                                                               ----------------

ATLANTIC TELE-NETWORK                                      850          13,175
CITIZENS COMMUNICATIONS*                                   200           2,110
IDT*                                                       400           6,916
INDONESIAN SATELLITE                                       800           8,600
INTRADO*                                                   600           5,880
METRO ONE TELECOMMUNICATIONS*                            1,500           9,675
NEXTEL COMMUNICATIONS*                                     200           2,310
OAO ROSTELECOM                                             600           4,266
TELEFONICA DE ARGENTINA*                                   400           1,164


Utilities - 0.8%                                                       146,347
                                                               ----------------

AMEREN                                                     200           8,314
AMERICAN STATES WATER                                      375           8,681
AMERICAN WATER WORKS                                       250          11,370
BAYCORP HOLDINGS*                                          200           2,948
CALPINE*                                                   300             978
CHESAPEAKE UTILITIES                                       200           3,660
DYNEGY*                                                    400             472
EL PASO ELECTRIC*                                          200           2,200
ENERGY WEST                                                300           2,205
ENERPLUS RESOURCES FUND                                  2,000          35,500
GENESIS ENERGY                                             600           2,880
IDACORP                                                    300           7,449
MGE ENERGY                                                 300           8,031
MIRANT*                                                  6,150          11,623
NEW JERSEY RESOURCES                                       300           9,477
PG&E*                                                      500           6,950
RELIANT RESOURCES*                                         236             755
SOUTHERN                                                   650          18,454
XCEL ENERGY                                                400           4,400


CASH EQUIVALENTS - 14.5%                             PAR VALUE
U.S. BANCORP DEMAND NOTE                            $2,523,983       2,523,983
                                                               ----------------
(Cost $2,523,983)

TOTAL INVESTMENT SECURITIES - 97.3%                                 16,919,734
(Cost $15,991,425)

OTHER ASSETS AND LIABILITIES - 2.7%                                    476,621
                                                               ----------------

NET ASSETS - 100.0%                                                $17,396,355
                                                               ================

* Non - income producing
ADR - American Depositary Receipts
CL - Class

              See accompanying notes to the financial statements.

                                                                MASTERS 100 FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)



                                                                     Masters 100
                                                                            Fund
                                                                ----------------

ASSETS
Investment securities:
     At acquisition cost                                           $ 15,991,425
                                                                ================
     At market value (Note 2)                                      $ 16,919,734
Cash                                                                        388
Interest and dividends receivable                                        24,877
Receivable for portfolio investments sold                               754,477
Receivable for capital shares sold                                      216,671
                                                                ----------------
       TOTAL ASSETS                                                  17,916,147
                                                                ----------------

LIABILITIES
Payable for portfolio investments purchased                             494,094
Accrued expenses and other liabilities                                   25,698
                                                                ----------------
       TOTAL LIABILITIES                                                519,792
                                                                ----------------

NET ASSETS                                                         $ 17,396,355
                                                                ================

Net assets consist of:
Paid in capital                                                    $ 17,858,164
Accumulated net investment loss                                         (22,794)
Accumulated net realized loss from security transactions             (1,367,324)
Net unrealized appreciation of investments                              928,309
                                                                ----------------
Net assets                                                         $ 17,396,355
                                                                ================

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         1,782,738
                                                                ================

Net asset value, offering price and redemption
   price per share (Note 2)                                              $ 9.76
                                                                ================


See accompanying notes to the financial statements.


                                                                MASTERS 100 FUND

SIX MONTHS ENDED
DECEMBER 31, 2002 (Unaudited)


                                                                Masters 100
                                                                    Fund
                                                              -----------------

INVESTMENT INCOME
     Interest                                                         $ 15,356
     Dividends                                                         101,057
                                                              -----------------
         TOTAL INVESTMENT INCOME                                       116,413
                                                              -----------------

EXPENSES
     Investment advisory fees (Note 4)                                  96,545
     Administrative fees (Note 4)                                       28,963
                                                              -----------------
         TOTAL EXPENSES                                                125,508
                                                              -----------------

NET INVESTMENT LOSS                                                     (9,095)
                                                              -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from transactions:                         (1,323,026)

     Net change in unrealized appreciation of
             Investments:                                              892,062
                                                              -----------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                     (430,964)
                                                              -----------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $ (440,059)
                                                              =================


              See accompanying notes to the financial statements.


Statements of Changes in Net Assets


                                                                Masters 100 Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 2002 and June 30, 2002


                                                 Six Months   Period
                                                   Ended       Ended
                                                  12/31/02   06/30/02(a)
                                                 (Unaudited)

FROM OPERATIONS:
     Net investment loss                           $ (9,095) $ (14,284)
     Net realized loss from investments sold (1,323,026) (35,655) Net change in unrealized appreciation on
         investments                                892,062     36,247
                                                 ----------------------
Net decrease in net assets resulting from
         operations                                (440,059)   (13,692)
                                                 ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                           -          -
     From realized gains                             (8,057)         -
                                                 ----------------------
Decrease in net assets from distributions
         to shareholders                             (8,057)         -
                                                 ----------------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                   12,081,028  7,605,864
     Net asset value of shares issued to
         shareholders in reinvestment
         of distributions                             7,966          -
     Payments of shares redeemed                 (1,700,252)  (136,443)
                                                 ----------------------
Net increase in net assets from capital
         share transactions                      10,388,742  7,469,421
                                                 ----------------------

TOTAL INCREASE IN NET ASSETS                      9,940,626  7,455,729

NET ASSETS:
     Beginning of period                          7,455,729          -
                                                 ----------------------
     End of period                               $ 17,396,35$ 7,455,729
                                                 ======================


Capital Share Activity
Shares sold                                       1,268,825    714,318
Shares issued in reinvestment of
        distributions to shareholders                   826       -
Shares redeemed                                    (188,266)   (12,965)
                                                 ----------------------
Net increase (decrease) in shares outstanding     1,081,385    701,353
Shares outstanding, beginning of period             701,353          -
                                                 ----------------------
Shares outstanding, end of period                 1,782,738    701,353
                                                 ======================


(a) Represents period from commencement of operations, November 5, 2001, through June 30, 2002.



FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share of Capital Stock
Outstanding Throughout  the Period


                                                            THE MASTERS 100 FUND

                                                                   Six Months          Period
                                                                      Ended            Ended
                                                                    12/31/02       6/30/2002 (a)
                                                                   (Unaudited)
Net asset value at beginning of period                                 $10.63           $10.00
                                                              ---------------------------------

Income from Investment Operations:
     Net investment income (loss)                                        0.01            (0.02)
     Net realized and unrealized gain (loss) on investments             (0.87)            0.65
                                                              ---------------------------------
Total from investment operations                                        (0.86)            0.63
                                                              ---------------------------------

Less distributions from:
     Realized gains                                                     (0.01)       -
                                                              ---------------------------------
Total distributions                                                     (0.01)       -
                                                              ---------------------------------


Net asset value at end of period                                        $9.76           $10.63
                                                              =================================

Total Return                                                            (8.14)%(b)     6.30%(b)
                                                              =================================

Net assets at end of period (millions)                                  $17.4             $7.5

Ratio of expenses to average net assets:                              1.95%(c)         1.95%(c)
Ratio of net investment loss to
   average net assets:                                                  (0.14)% (c)      (0.63)% (c)
Portfolio turnover rate                                                158%(b)          141%(b)


(a) Represents the period from the commencement of operations (November 5, 2001) through June 30, 2002.

(b) Not annualized

(c) Annualized

              See accompanying notes to the financial statements.



1.   ORGANIZATION

The Masters 100 Fund (the "Fund") is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999. The Masters 100 Fund commenced operations on November 5, 2001. The objective of the fund is as follows:

The Masters 100 Fund seeks capital appreciation by investing in common stocks of U.S. and foreign companies of any size.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

FEDERAL INCOME TAXES
The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts , if any, from prior years.

As of June 30, 2002, the Fund realized capital gains of $22,340 during the period November 5, 2001 through June 30, 2002, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2003.

OTHER
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term investments and short positions) for the six months ended December 31, 2002 are summarized below:

                                Masters 100 Fund
                     ---------------------------
Purchases...............       $25,194,045
Sales...................       $17,413,312

There were no purchases or sales of long-term U.S. Government securities.


At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation...            $1,523,343
Unrealized depreciation...             ($595,056)
                                       ----------
Net unrealized appreciation
      on investments.........            $928,287
                                       ===========

At December 31, 2002, the cost of investments for federal income tax purposes was $16,049,420. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Advisory Fees - The investment adviser for the Fund is Marketocracy Capital Management LLC ("MCM" or the "Adviser"). The Fund's investments are managed by the Adviser pursuant to the terms of the Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser received from the Fund management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive their management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion

Administration Fees - The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. MCM has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

MCM has retained U.S. Bancorp Fund Services, LLC (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund. MCM (not the Fund) pays the Transfer Agent's fees for these services.

5.   DISTRIBUTABLE EARNINGS

As of June 30, 2002, the components of distributable earnings were as follows:

Undistributed Ordinary Income               $8,056
Unrealized Depreciation                    (21,748)
                                           --------
                                          $(13,692)



                                                              MARKETOCRACY FUNDS

--------------------------------------------------------------------------------
                                   FAST FACTS

                            MEDICAL SPECIALISTS FUND
                             Ticker Symbol = MSFQX

                              TECHNOLOGY PLUS FUND
                             Ticker Symbol = TPFQX

                                 MASTER 100 FUND
                             Ticker Symbol = MOFQX
--------------------------------------------------------------------------------

This report and the financial statements contained in it are provided for the general information ofthe shareholders of the Marketocracy Funds. This report is not intended for distribution to prospective investors in the Funds. To obtain a prospectus containing more complete information about the Funds, including fees and expenses, please call us at 888-884-8482, or visit funds.marketrocracy.com

Please read it carefully before you invest or send money.

                                                    Date of first use: 2/21/2003



                               MARKETOCRACY FUNDS

                                                             INVESTMENT ADVISERS
                                               Ingenuity Capital Management, LLC
                                                             26888 Almaden Court
                                                             Los Altos, CA 94022

                                            Marketocracy Capital Management, LLC
                                                             26888 Almaden Court
                                                             Los Altos, CA 94022

                                                    TRANSFER AGENT/ADMINISTRATOR
                                                 U.S. Bancorp Fund Services, LLC
                                                                    P.O. Box 701
                                                        Milwaukee, WI 53201-0701
                                                      (Toll-Free) 1-888-884-8482

                                                                     DISTRIBUTOR

                                                   Rafferty Capital Markets, LLC
                                                     59 Hilton Avenue, Suite 101
                                                           Garden City, NY 11530